================================================================================
                                                                Exhibit 99(c)(2)

                         Investment Banking Presentation

         to the Independent Committee of the Board of Directors of Opal

                                    Regarding

                                  PROJECT OPAL

                          The Robinson-Humphrey Company

                               September 12, 2000

================================================================================

                                  PROJECT OPAL

                                Table of Contents
================================================================================

I.    Analysis of Proposed Transaction

II.   Summary Financial Information

III.  Stock Price and Volume History

IV.   Stock Ownership

V.    Valuation Analysis

      o     Summary
      o     Selected Public Companies Analysis
      o     Selected Merger and Acquisition Transactions
      o     Discounted Cash Flow Analysis
      o     Net Operating Loss
      o     Analysis of Premiums Paid in Selected Minority Tender Offers

VI.   MergerStat Review Premiums

APPENDIX

I.    Stock Price and Volume History

      o     Daily from September 7, 1999 to Present
      o     Weekly from September 5, 1997 to Present

                       I. Analysis of Proposed Transaction

                                  PROJECT OPAL
                        Analysis of Proposed Transaction
                  (in thousands, except share data and ratios)
================================================================================

          ---------------------------------------------------------
          Assumptions

          Tender offer price                                 $6.00
          Current diluted shares outstanding (1)        14,331,202

          Implied market capitalization                    $85,987
          Net Debt (2)                                      89,669
                                                        ----------
          Implied enterprise value                        $175,656
                                                        ==========
          ---------------------------------------------------------

          ---------------------------------------------------------
          Proposed Transaction

          Shares to be tendered                          5,796,131
          Options to be tendered                         2,569,358
                                                        ----------
               Total diluted shares to be tendered       8,365,489
                                                        ==========

          Size of tender                                   $50,193
          ---------------------------------------------------------

--------------------------------------------------------------------------------
                                                              Price  Premium (3)
                                                              -----  ----------
Stock Information

Price as of September 7, 2000                                 $4.94     21.5 %
Price prior to SC13D filing by Minolta as of August 31, 2000   3.00    100.0
30-day average                                                 3.27     83.6
60-day average                                                 3.20     87.6
52-week high                                                   4.94     21.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Results   Multiple (3)
                                                          -------   -----------
Opal Financial Information (2)

Revenues                                                 $ 288,825      0.6 x
EBITDA                                                       6,639     26.5
EBIT                                                        (9,211)      NM
Net income (loss)                                          (21,458)      NM
Book value                                                  10,159      8.5
--------------------------------------------------------------------------------

----------
(1) Based on shares outstanding as of June 30, 2000 and using a stock price of $6.00 for the treasury stock method.
(2) As of or for the latest twelve months ended June 30, 2000 (excluding extraordinary items).
(3)   Based on tender offer price of $6.00 per share.

                        II. Summary Financial Information

                                  PROJECT OPAL
           Historical and Projected Income Statements - Base Case (1)
             (in thousands, except share and share data and ratios)
--------------------------------------------------------------------------------

                                                                                     Transition
                                                 Fiscal Year Ended December 31,        Quarter   Quarter
                                           -----------------------------------------    Ended     Ended
                                             1996       1997       1998       1999     3/31/00   6/30/00
                                           --------   --------   --------   --------   -------   -------

Revenues                                   $141,297   $121,699   $144,251   $221,286   $78,991   $82,847
Cost of revenues                             95,970     96,315    103,892    177,005    58,664    62,055
                                           --------   --------   --------   --------   -------   -------

Gross profit                                 45,327     25,384     40,359     44,281    20,327    20,792
Operating expenses                           40,659     50,820     38,272     67,038    18,712    20,586
                                           --------   --------   --------   --------   -------   -------

Operating income (loss)                       4,668    (25,436)     2,087    (22,757)    1,615       206
Other income (expense)                       (1,699)      (349)      (516)    (4,871)   (2,308)   (1,624)
                                           --------   --------   --------   --------   -------   -------

Income before income taxes (benefit)          2,969    (25,785)     1,571    (27,628)     (693)   (1,418)
Income taxes (benefit) (3)                     (727)        (2)        35       (621)      246      (685)
                                           --------   --------   --------   --------   -------   -------

Income (loss) before extraordinary loss       3,696    (25,783)     1,536    (27,007)     (939)     (733)
Extraordinary items, after tax                    0     15,000          0     10,357         0         0
                                           --------   --------   --------   --------   -------   -------

Net income (loss)                            $3,696   ($10,783)    $1,536   ($16,650)    ($939)    ($733)
                                           ========   ========   ========   ========   =======   =======

Net income (loss) per share (4)               $0.34     ($1.01)     $0.14     ($1.37)   ($0.07)   ($0.06)
                                           ========   ========   ========   ========   =======   =======

Weighted average shares (4)                  10,802     10,700     10,887     12,152    13,260    13,266
                                           ========   ========   ========   ========   =======   =======

EBITDA (5)                                  $14,717     $2,975    $12,324     $1,065    $4,974    $4,617
                                           ========   ========   ========   ========   =======   =======

Revenue growth                                               NM      18.5%      53.4%        NM        NM
Cost of revenues as % of revenues              67.9%      79.1%      72.0%      80.0%     74.3%     74.9%
Gross margin                                   32.1%      20.9%      28.0%      20.0%     25.7%     25.1%
Operating expenses as % of revenues            28.8%      41.8%      26.5%      30.3%     23.7%     24.8%
Operating margin                                3.3%         NM       1.4%         NM      2.0%        NM
Pretax margin                                   2.1%         NM       1.1%         NM        NM        NM
Income tax rate (3)                               NM         NM       2.2%       2.2%        NM        NM
Net margin                                      2.6%         NM       1.1%         NM        NM        NM
EBITDA margin                                  10.4%         NM       8.5%       0.5%      6.3%      5.6%

                                                     Fiscal Year Ending March 31,(2)
                                           ----------------------------------------------------
                                            2000E      2001E       2002E     2003E       2004E
                                           --------   --------   --------   --------   --------

Revenues                                   $358,936   $427,686   $510,117   $607,039   $698,095
Cost of revenues                            259,775    311,126    372,385    443,138    509,609
                                           --------   --------   --------   --------   --------

Gross profit                                 99,161    116,560    137,732    163,901    188,486
Operating expenses                           83,991     95,374    107,635    125,050    143,808
                                           --------   --------   --------   --------   --------

Operating income (loss)                      15,170     21,186     30,097     38,850     44,678
Other income (expense)                       (6,636)    (5,900)    (5,271)    (4,125)    (4,125)
                                           --------   --------   --------   --------   --------

Income before income taxes (benefit)          8,534     15,286     24,826     34,725     40,553
Income taxes (benefit) (3)                      777      1,257      1,793      5,213     13,788
                                           --------   --------   --------   --------   --------

Income (loss) before extraordinary loss       7,757     14,029     23,033     29,513     26,765
Extraordinary items, after tax                    0          0          0          0          0
                                           --------   --------   --------   --------   --------

Net income (loss)                            $7,757    $14,029    $23,033    $29,513    $26,765
                                           ========   ========   ========   ========   ========

Net income (loss) per share (4)               $0.54      $0.98      $1.61      $2.06      $1.87
                                           ========   ========   ========   ========   ========

Weighted average shares (4)                  14,331     14,331     14,331     14,331     14,331
                                           ========   ========   ========   ========   ========

EBITDA (5)                                  $29,016    $34,732    $43,643    $52,396    $58,224
                                           ========   ========   ========   ========   ========

Revenue growth                                 62.2%      19.2%      19.3%      19.0%      15.0%
Cost of revenues as % of revenues              72.4%      72.7%      73.0%      73.0%      73.0%
Gross margin                                   27.6%      27.3%      27.0%      27.0%      27.0%
Operating expenses as % of revenues            23.4%      22.3%      21.1%      20.6%      20.6%
Operating margin                                4.2%       5.0%       5.9%       6.4%       6.4%
Pretax margin                                   2.4%       3.6%       4.9%       5.7%       5.8%
Income tax rate (3)                             9.1%       8.2%       7.2%      15.0%      34.0%
Net margin                                      2.2%       3.3%       4.5%       4.9%       3.8%
EBITDA margin                                   8.1%       8.1%       8.6%       8.6%       8.3%

----------
(1) Projections have been provided by the management of Opal. Fiscal years 1996, 1997, and 1998 reflect only the domestic operations of Opal.
(2) Fiscal years end March 31 of the following year (i.e. Fiscal Year 2000E ends March 31, 2001).
(3)   Income tax rates reflect utilization of net operating loss carry forwards.
(4) Based on 14,331,202 fully diluted shares outstanding for the period 2000E to 2004E.
(5)   Excludes extraordinary items.

                                  PROJECT OPAL
             Historical and Projected Balance Sheets - Base Case (1)
                          (in thousands, except ratios)
--------------------------------------------------------------------------------

                                                                                               Transition
                                                               As of December 31,                Quarter     Quarter
                                                 --------------------------------------------     Ended       Ended
                                                   1996        1997        1998        1999      3/31/00     6/30/00
                                                 --------    --------    --------    --------    --------    --------
Current assets:
   Cash, equivalents and marketable securities   $     57    $    697    $  1,707    $  3,505    $  3,922    $  3,970
   Accounts receivable, net                        25,804      20,542      22,893      39,926      52,254      64,184
   Inventories                                     28,771      17,642      25,689      56,987      45,861      52,420
   Other                                            3,150       2,726       2,944       9,387       8,645      11,199
                                                 --------    --------    --------    --------    --------    --------

   Total current assets                            57,782      41,607      53,233     109,805     110,682     131,773
                                                 --------    --------    --------    --------    --------    --------

Net property and equipment                         19,444       4,765       4,735       6,468       7,927       7,983
Capitalized and deferred software                       0       8,431      10,155       9,481       9,484       9,685
Goodwill, net                                           0           0           0      21,773      20,926      20,077
Prepaid rent and other non-current assets          13,824       6,389       2,171       3,679       4,486       4,519
                                                 --------    --------    --------    --------    --------    --------

   Total assets                                  $ 91,050    $ 61,192    $ 70,294    $151,206    $153,505    $174,037
                                                 ========    ========    ========    ========    ========    ========

Current liabilities:
   Accounts payable                              $ 10,442    $ 10,475    $ 14,363    $ 37,678    $ 30,692    $ 45,104
   Revolving credit loans                               0           0           0      26,840      33,745      40,678
   Current portion of long-term debt               12,297         749       7,524       6,184       8,901       3,601
   Income taxes payable                                 0           0           0         735         798         818
   Accrued expenses                                     0       1,845         644      10,159       7,925       6,757
   Other current liabilities                       16,981      15,993      16,310      13,788      11,132      13,827
                                                 --------    --------    --------    --------    --------    --------

   Total current liabilities                       39,720      29,062      38,841      95,384      93,193     110,785
                                                 --------    --------    --------    --------    --------    --------

Deferred income taxes                                   0           0           0         680         680         680
Long-term debt                                        506         844         326      38,533      45,011      49,360
Other                                               3,236       6,555       4,688       3,479       3,258       3,053
                                                 --------    --------    --------    --------    --------    --------

   Total liabilities                               43,462      36,461      43,855     138,076     142,142     163,878
                                                 --------    --------    --------    --------    --------    --------

Stockholders' equity                               47,588      24,731      26,439      13,130      11,363      10,159
                                                 --------    --------    --------    --------    --------    --------

   Total liabilities and stockholders' equity    $ 91,050    $ 61,192    $ 70,294    $151,206    $153,505    $174,037
                                                 ========    ========    ========    ========    ========    ========

Key metrics:

Inventory turnover                                    3.3 x       5.5 x       4.4 x       3.3 x       3.7 x       4.2 x
Days outstanding - A/R                               66.5        61.4        52.8        56.7        60.4        70.5
Days outstanding - A/P                               39.6        39.6        44.6        66.2        47.6        66.1
Quick ratio                                           0.7 x       0.8 x       0.7 x       0.6 x       0.7 x       0.7 x
Fixed asset turns                                     7.3 x      25.5 x      30.5 x      34.2 x      10.0 x      10.4 x
Capital expenditures/revenues                         7.4%        8.5%        8.3%        5.8%        5.8%        4.1%


                                                                  As of Fiscal  Year End (2),
                                                 --------------------------------------------------------
                                                  2000E       2001E       2002E        2003E       2004E
                                                 --------    --------    --------    --------    --------
Current assets:
   Cash, equivalents and marketable securities   $  3,500    $  3,500    $  7,642    $ 15,889    $ 15,889
   Accounts receivable, net                        49,169      58,587      69,879      83,156      95,629
   Inventories                                     37,111      44,447      53,198      63,305      72,801
   Other                                            9,594      10,530      11,559      12,691      13,936
                                                 --------    --------    --------    --------    --------

   Total current assets                            99,374     117,063     142,278     175,041     198,255
                                                 --------    --------    --------    --------    --------

Net property and equipment                          8,063       8,224       8,389       8,556       8,727
Capitalized and deferred software                   9,976      10,075      10,176      10,278      10,381
Goodwill, net                                      17,530      14,134      10,738       7,342       3,946
Prepaid rent and other non-current assets           4,564       4,655       4,749       4,844       4,940
                                                 --------    --------    --------    --------    --------

   Total assets                                  $139,507    $154,152    $176,329    $206,061    $226,250
                                                 ========    ========    ========    ========    ========

Current liabilities:
   Accounts payable                              $ 35,586    $ 42,620    $ 51,012    $ 60,704    $ 60,671
   Revolving credit loans                           8,230       2,640           0           0           0
   Current portion of long-term debt                1,747       7,486      13,035      15,715       9,369
   Income taxes payable                             1,595       2,075       2,611       6,031      15,383
   Accrued expenses                                 6,825       6,893       6,962       7,031       7,102
   Other current liabilities                       13,965      14,105      14,246      14,388      14,532
                                                 --------    --------    --------    --------    --------

   Total current liabilities                       67,947      75,818      87,866     103,869     107,057
                                                 --------    --------    --------    --------    --------

Deferred income taxes                                 680         680         680         680         680
Long-term debt                                     48,676      41,390      28,456      12,640       2,844
Other                                               3,084       3,114       3,146       3,177       3,209
                                                 --------    --------    --------    --------    --------

   Total liabilities                              120,387     121,003     120,147     120,366     113,790
                                                 --------    --------    --------    --------    --------

Stockholders' equity                               19,120      33,149      56,182      85,695     112,460
                                                 --------    --------    --------    --------    --------

   Total liabilities and stockholders' equity    $139,507    $154,152    $176,329    $206,061    $226,250
                                                 ========    ========    ========    ========    ========

Key metrics:

Inventory turnover                                    7.0 x       7.0 x       7.0 x       7.0 x       7.0 x
Days outstanding - A/R                               50.0        50.0        50.0        50.0        50.0
Days outstanding - A/P                               50.0        50.0        50.0        50.0        50.0
Quick ratio                                           0 9 x       1.0 x       1.0 x       1.1 x       1.2 x
Fixed asset turns                                    44.5 x      52.0 x      60.8 x      70.9 x      80.0 x
Capital expenditures/revenues                         3.3%        2.6%        2.2%        1.8%        1.6%

----------
(1) Projections have been provided by the management of Opal. Fiscal years 1996, 1997 and 1998 reflect only the domestic operations of Opal.
(2) Fiscal years end March 31 of the following year (i.e. Fiscal Year 2000E ends March 31, 2001).

                                  PROJECT OPAL
          Historical and Projected Cash Flow Statements - Base Case (1)
                                 (in thousands)
--------------------------------------------------------------------------------

                                                                                                              Transition
                                                                       Fiscal Year Ended December 31,           Quarter     Quarter
                                                                --------------------------------------------     Ended       Ended
                                                                  1996        1997        1998        1999      3/31/00     6/30/00
                                                                --------    --------    --------    --------   --------    --------
Operating activities:
   Net income (loss)                                            $  3,696    $(25,783)   $  1,536    $(27,400)  $   (939)   $   (733)
   Extraordinary loss                                                  0           0           0         393          0           0
   Depreciation of properly, plant, and equipment                  5,226       3,639       2,292       2,835        798         985
   Amortization and write-off of capitalized and
     deferred software costs and other                             4,823       9,772       7,945      10,924      2,319       2,153
   Amortization and write-off of goodwill                              0           0           0       1,956        847         849
   Provision (recovery) for losses on accounts receivable            328         402         202        (384)       522         225
   Provision (recovery) for losses on inventory                    2,132       7,471       3,075       4,998     (2,752)        550
   Deferred tax benefit                                                0           0           0        (621)         0           0
   Non-cash restructuring charges                                      0       4,178           0         931          0           0
   Other                                                             147          31        (101)       (393)       144           0

   Changes in assets and liabilities that provided (used) cash   (10,783)      7,620      (9,791)    (12,099)   (11,851)     (6,711)
                                                                --------    --------    --------    --------   --------    --------

   Net cash provided by (used in) operating activities             5,569       7,330       5,158     (18,860)   (10,912)     (2,742)
                                                                --------    --------    --------    --------   --------    --------

Investing activities:
   Purchase of Europe and Australian subsidiaries                      0           0           0     (20,500)         0           0
   Collection of notes receivable                                  9,333         890       1,980         473        104           0
   Additions to property, plant, and equipment                    (2,453)     (2,275)     (2,430)     (2,546)    (2,257)     (1,041)
   Additions to capitalized software costs and deferred
     software costs                                               (7,949)     (8,056)     (9,502)    (10,250)    (2,322)     (2,354)
   Proceeds from disposal of property, plant, and equipment          161      13,947          29         880          0           0
   Proceeds from divestitures of business                          1,923         (39)          0           0          0           0
                                                                --------    --------    --------    --------   --------    --------

   Net cash provided by (used in) investing activities             1,015       4,467      (9,923)    (31,943)    (4,475)     (3,395)
                                                                --------    --------    --------    --------   --------    --------

Financing activities:
   Proceeds from revolving credit line                               574       1,201       6,859       4,304      6,905       6,933
   Proceeds from long-term debt                                      261     (12,386)       (885)     35,531     10,000           0
   Proceeds from stock related activities                              0           0           0      13,634          0           0
   Payments of debt and capital lease obligations,
     including current maturities                                      0           0           0        (868)    (1,036)       (748)
   Payment of bank loans                                          (7,764)          0           0           0          0           0
   Other                                                            (286)         44        (199)          0        (65)          0
                                                                --------    --------    --------    --------   --------    --------

   Net cash provided by (used in) financing activities            (7,215)    (11,141)      5,775      52,601     15,804       6,185
                                                                --------    --------    --------    --------   --------    --------

   Effect of exchange rate                                           134         (16)          0           0          0           0

Net change in cash and cash equivalents                             (497)        640       1,010       1,798        417          48
Cash and cash equivalents, beginning of year                         554          57         691       1,707      3,505       3,922
                                                                --------    --------    --------    --------   --------    --------
Cash and cash equivalents, end of year                          $     57    $    697    $  1,707    $  3,505   $  3,922    $  3,970
                                                                ========    ========    ========    ========   ========    ========


                                                                               Fiscal Year Ending March 31, (2)
                                                                 --------------------------------------------------------
                                                                   2000E       2001E       2002E       2003E       2004E
                                                                 --------    --------    --------    --------    --------
Operating activities:
   Net income (loss)                                             $  7,757    $ 14,029    $ 23,033    $ 29,513    $ 26,765
   Extraordinary loss                                                   0           0           0           0           0
   Depreciation of properly, plant, and equipment                   2,950       2,950       2,950       2,950       2,950
   Amortization and write-off of capitalized and
     deferred software costs and other                              8,250       7,950       7,950       7,950       7,950
   Amortization and write-off of goodwill                           3,396       3,396       3,396       3,396       3,396
   Provision (recovery) for losses on accounts receivable               0           0           0           0           0
   Provision (recovery) for losses on inventory                         0           0           0           0           0
   Deferred tax benefit                                                 0           0           0           0           0
   Non-cash restructuring charges                                       0           0           0           0           0
   Other                                                                0           0           0           0           0

   Changes in assets and liabilities that provided (used) cash     18,009      (1,781)    (11,996)    (11,257)    (16,756)
                                                                 --------    --------    --------    --------    --------

   Net cash provided by (used in) operating activities             40,362      26,544      25,333      32,552      24,305
                                                                 --------    --------    --------    --------    --------

Investing activities:
   Purchase of Europe and Australian subsidiaries                       0           0           0           0           0
   Collection of notes receivable                                       0           0           0           0           0
   Additions to property, plant, and equipment                     (3,086)     (3,111)     (3,115)     (3,117)     (3,117)
   Additions to capitalized software costs and deferred
     software costs                                                (8,742)     (8,049)     (8,051)     (8,052)     (8,052)
   Proceeds from disposal of property, plant, and equipment             0           0           0           0           0
   Proceeds from divestitures of business                               0           0           0           0           0
                                                                 --------    --------    --------    --------    --------

   Net cash provided by (used in) investing activities            (11,828)    (11,160)    (11,166)    (11,169)    (11,169)
                                                                 --------    --------    --------    --------    --------

Financing activities:
   Proceeds from revolving credit line                            (25,515)     (5,590)     (2,640)          0           0
   Proceeds from long-term debt                                    (3,489)     (9,794)     (7,385)    (13,136)    (13,136)
   Proceeds from stock related activities                               0           0           0           0           0
   Payments of debt and capital lease obligations,
     including current maturities                                       0           0           0           0           0
   Payment of bank loans                                                0           0           0           0           0
   Other                                                                0           0           0           0           0
                                                                 --------    --------    --------    --------    --------

   Net cash provided by (used in) financing activities            (29,004)    (15,384)    (10,025)    (13,136)    (13,136)
                                                                 --------    --------    --------    --------    --------

   Effect of exchange rate                                              0           0           0           0           0

Net change in cash and cash equivalents                              (470)          0       4,142       8,247           0
Cash and cash equivalents, beginning of year                        3,970       3,500       3,500       7,642      15,889
                                                                 --------    --------    --------    --------    --------
Cash and cash equivalents, end of year                           $  3,500    $  3,500    $  7,642    $ 15,889    $ 15,889
                                                                 ========    ========    ========    ========    ========

----------
(1) Projections have been provided by the management of Opal. Fiscal years 1996, 1997 and 1998 reflect only the domestic operations of Opal.
(2) Fiscal years end March 31 of the following year (i.e. Fiscal Year 2000E ends March 31, 2001).

                                  PROJECT OPAL
         Historical and Projected Income Statements - Downside Case (1)
             (in thousands, except share and share data and ratios)
--------------------------------------------------------------------------------

                                                                                                 Transition
                                                     Fiscal Year Ended December 31,                Quarter       Quarter
                                          ---------------------------------------------------       Ended         Ended
                                            1996          1997          1998          1999         3/31/00       6/30/00
                                          ---------     ---------     ---------     ---------     ---------     ---------
Revenues                                  $ 141,297     $ 121,699     $ 144,251     $ 221,286     $  78,991     $  82,847
Cost of revenues                             95,970        96,315       103,892       177,005        58,664        62,055
                                          ---------     ---------     ---------     ---------     ---------     ---------

Gross profit                                 45,327        25,384        40,359        44,281        20,327        20,792
Operating expenses                           40,659        50,820        38,272        67,038        18,712        20,586
                                          ---------     ---------     ---------     ---------     ---------     ---------

Operating income (loss)                       4,668       (25,436)        2,087       (22,757)        1,615           206
Other income (expense)                       (1,699)         (349)         (516)       (4,871)       (2,308)       (1,624)
                                          ---------     ---------     ---------     ---------     ---------     ---------

Income before income taxes (benefit)          2,969       (25,785)        1,571       (27,628)         (693)       (1,418)
Income taxes (benefit) (3)                     (727)           (2)           35          (621)          246          (685)
                                          ---------     ---------     ---------     ---------     ---------     ---------

Income (loss) before extraordinary loss       3,696       (25,783)        1,536       (27,007)         (939)         (733)
Extraordinary items, after tax                    0        15,000             0        10,357             0             0
                                          ---------     ---------     ---------     ---------     ---------     ---------

Net income (loss)                         $   3,696     $ (10,783)    $   1,536     $ (16,650)    $    (939)    $    (733)
                                          =========     =========     =========     =========     =========     =========

Net income (loss) per share (4)           $    0.34     $   (1.01)    $    0.14     $   (1.37)    $   (0.07)    $   (0.06)
                                          =========     =========     =========     =========     =========     =========

Weighted average shares (4)                  10,802        10,700        10,887        12,152        13,260        13,266
                                          =========     =========     =========     =========     =========     =========

EBITDA (5)                                $  14,717     $   2,975     $  12,324     $   1,065     $   4,974     $   4,617
                                          =========     =========     =========     =========     =========     =========

Revenue growth                                                 NM          18.5%         53.4%           NM            NM
Cost of revenues as % of revenues              67.9%         79.1%         72.0%         80.0%         74.3%         74.9%
Gross margin                                   32.1%         20.9%         28.0%         20.0%         25.7%         25.1%
Operating expenses as % of revenues            28.8%         41.8%         26.5%         30.3%         23.7%         24.8%
Operating margin                                3.3%           NM           1.4%           NM           2.0%           NM
Pretax margin                                   2.1%           NM           1.1%           NM            NM            NM
Income tax rate (3)                              NM            NM           2.2%          2.2%           NM            NM
Net margin                                      2.6%           NM           1.1%           NM            NM            NM
EBITDA margin                                  10.4%           NM           8.5%          0.5%          6.3%          5.6%


                                                             Fiscal Year Ending March 31, (2)
                                          -----------------------------------------------------------------
                                            2000E         2001E         2002E         2003E         2004E
                                          ---------     ---------     ---------     ---------     ---------
Revenues                                  $ 331,929     $ 381,718     $ 438,976     $ 504,823     $ 580,546
Cost of revenues                            247,287       284,380       327,037       376,093       432,507
                                          ---------     ---------     ---------     ---------     ---------

Gross profit                                 84,642        97,338       111,939       128,730       148,039
Operating expenses                           82,982        91,612       100,965       111,061       121,915
                                          ---------     ---------     ---------     ---------     ---------

Operating income (loss)                       1,660         5,726        10,974        17,669        26,125
Other income (expense)                       (6,636)       (5,900)       (5,271)       (4,125)       (4,125)
                                          ---------     ---------     ---------     ---------     ---------

Income before income taxes (benefit)         (4,976)         (174)        5,703        13,544        22,000
Income taxes (benefit) (3)                     (453)          (14)          411         2,032         7,480
                                          ---------     ---------     ---------     ---------     ---------

Income (loss) before extraordinary loss      (4,524)         (160)        5,293        11,512        14,520
Extraordinary items, after tax                    0             0             0             0             0
                                          ---------     ---------     ---------     ---------     ---------

Net income (loss)                         $  (4,524)    $    (160)    $   5,293     $  11,512     $  14,520
                                          =========     =========     =========     =========     =========

Net income (loss) per share (4)           $   (0.32)    $   (0.01)    $    0.37     $    0.80     $    1.01
                                          =========     =========     =========     =========     =========

Weighted average shares (4)                  14,331        14,331        14,331        14,331        14,331
                                          =========     =========     =========     =========     =========

EBITDA (5)                                $  16,256     $  20,022     $  25,270     $  31,965     $  40,421
                                          =========     =========     =========     =========     =========

Revenue growth                                 50.0%         15.0%         15.0%         15.0%         15.0%
Cost of revenues as % of revenues              74.5%         74.5%         74.5%         74.5%         74.5%
Gross margin                                   25.5%         25.5%         25.5%         25.5%         25.5%
Operating expenses as % of revenues            25.0%         24.0%         23.0%         22.0%         21.0%
Operating margin                                0.5%          1.5%          2.5%          3.5%          4.5%
Pretax margin                                  (1.5%)        (0.0%)         1.3%          2.7%          3.8%
Income tax rate (3)                             9.1%          8.2%          7.2%         15.0%         34.0%
Net margin                                     (1.4%)        (0.0%)         1.2%          2.3%          2.5%
EBITDA margin                                   4.9%          5.2%          5.8%          6.3%          7.0%

----------
(1) Based on projections provided by the management of Opal. Fiscal years 1996, 1997 and 1998 reflect only the domestic operations of Opal.
(2) Fiscal years end March 31 of the following year (i.e. Fiscal Year 2000E ends March 31, 2001).
(3)   Income tax rates reflect utilization of net operating loss carry forwards.
(4) Based on 14,331,202 fully diluted shares outstanding for the period 2000E to 2004E.
(5)   Excludes extraordinary items.

                       III. Stock Price and Volume History

                                  PROJECT OPAL
                                Price and Volume
                Daily from September 7, 1999 to September 8, 2000
--------------------------------------------------------------------------------

         Date            Volume           High           Low            Close
         ----            ------           ----           ---            -----
     05-Sep-2000          67800          4.9375         4.6250         4.9375
     01-Sep-2000         465500          5.1250         3.0625         4.9375
     31-Aug-2000          29900          3.0625         2.8750         3.0000
     30-Aug-2000           4500          3.0000         2.9375         3.0000
     29-Aug-2000          11300          3.0625         2.9375         3.0000
     28-Aug-2000          13200          3.0625         2.8750         2.9375
     25-Aug-2000           4100          3.0000         2.7500         3.0000
     24-Aug-2000           2600          3.0000         2.9375         3.0000
     23-Aug-2000          12300          3.0000         2.8125         3.0000
     22-Aug-2000          25600          3.0000         2.9375         3.0000
     21-Aug-2000          10200          3.0625         2.9375         3.0000
     18-Aug-2000          12100          3.0000         2.8125         3.0000
     17-Aug-2000           5100          3.0000         2.8750         3.0000
     16-Aug-2000           2200          3.0000         2.8750         3.0000
     15-Aug-2000           1400          3.0000         2.8750         3.0000
     14-Aug-2000           9500          3.0000         2.8750         3.0000
     11-Aug-2000           7600          3.0000         2.9375         3.0000
     10-Aug-2000           2000          3.0000         3.0000         3.0000
     09-Aug-2000           1200          3.0625         3.0000         3.0000
     08-Aug-2000            700          3.0000         3.0000         3.0000
     07-Aug-2000           8600          3.1875         3.0000         3.0000
     04-Aug-2000           8900          3.0625         2.9375         3.0625
     03-Aug-2000          17600          3.0000         2.9375         3.0000
     02-Aug-2000           2900          3.0625         3.0000         3.0625
     01-Aug-2000          21500          3.0625         3.0000         3.0000
     31-Jul-2000          17200          3.1250         3.0000         3.0625
     28-Jul-2000           2000          3.1250         3.1250         3.1250
     27-Jul-2000          13800          3.2500         3.1250         3.1875
     26-Jul-2000           9500          3.3125         3.1250         3.2500
     25-Jul-2000            500          3.3750         3.3750         3.3750
     24-Jul-2000           4700          3.3750         3.2500         3.2500
     21-Jul-2000          12200          3.3125         3.0000         3.3125
     20-Jul-2000           3300          3.2500         3.1875         3.1875
     19-Jul-2000          31000          3.2500         3.1875         3.1875
     18-Jul-2000          16100          3.0625         3.0000         3.0625
     17-Jul-2000           6200          3.1250         3.0000         3.0000
     14-Jul-2000           4900          3.1250         3.0000         3.1250
     13-Jul-2000          18300          3.0625         2.8750         3.0000
     12-Jul-2000          10600          3.1875         3.0000         3.0625
     11-Jul-2000          19800          3.0625         3.0000         3.0625
     10-Jul-2000           3600          3.0625         3.0000         3.0000
     07-Jul-2000           4500          3.0625         3.0000         3.0000
     06-Jul-2000            700          3.0625         3.0625         3.0625
     05-Jul-2000           3100          3.1250         3.0625         3.1250
     03-Jul-2000            500          3.1250         3.1250         3.1250
     30-Jun-2000           1300          3.2500         3.1250         3.1250
     29-Jun-2000           3300          3.2500         3.1250         3.1250
     28-Jun-2000          16000          3.2500         3.1250         3.1250
     27-Jun-2000           5100          3.0000         3.0000         3.0000
     26-Jun-2000           4800          3.1250         3.1250         3.1250
     23-Jun-2000           6000          3.1875         3.0625         3.1250
     22-Jun-2000           9100          3.1875         3.0625         3.0625
     21-Jun-2000           3600          3.1875         3.0625         3.1250
     20-Jun-2000           2100          3.2500         3.1250         3.2500
     19-Jun-2000           6800          3.3750         3.0625         3.0625
     16-Jun-2000          11700          3.3750         3.1875         3.2500
     15-Jun-2000          18600          3.2500         3.0625         3.1250
     14-Jun-2000           2800          3.1875         3.0625         3.1875
     13-Jun-2000           7900          3.3750         3.1250         3.1250
     12-Jun-2000          12500          3.3750         3.1875         3.3750
     09-Jun-2000           2600          3.1250         3.0625         3.0625
     08-Jun-2000           8700          3.1250         3.1250         3.1250
     07-Jun-2000           9300          3.1250         3.0625         3.1250
     06-Jun-2000          10700          3.3750         3.0625         3.2500
     05-Jun-2000          23100          3.2500         3.0000         3.1875
     02-Jun-2000           7900          3.3750         3.0000         3.1250
     01-Jun-2000           6600          3.2500         3.0000         3.1250
     31-May-2000           2500          3.3750         3.2500         3.3125
     30-May-2000           3300          3.3750         3.2500         3.2500
     26-May-2000           5400          3.3125         3.1875         3.3125
     25-May-2000           8700          3.2500         3.1250         3.2500
     24-May-2000           4000          3.3750         3.1875         3.1875
     23-May-2000          26700          3.4375         3.2500         3.4375
     22-May-2000          12900          3.3750         3.2500         3.3750
     19-May-2000          16000          3.6250         3.3750         3.3750
     18-May-2000          10300          3.5000         3.4375         3.5000
     17-May-2000           2000          3.5625         3.5000         3.5000
     16-May-2000           7100          3.6250         3.5625         3.5625
     15-May-2000          14700          3.7500         3.5000         3.6250
     12-May-2000          16400          3.8750         3.6250         3.6250
     11-May-2000            600          3.9375         3.8750         3.8750
     10-May-2000            500          3.8125         3.7500         3.8125
     09-May-2000           2700          3.9375         3.7500         3.8750
     08-May-2000           3900          3.9375         3.7500         3.8750
     05-May-2000          12800          3.9375         3.6875         3.8125
     04-May-2000          19700          3.8750         3.5625         3.6875
     03-May-2000           7400          3.7500         3.6250         3.7500
     02-May-2000          19900          3.9375         3.8125         3.8125
     01-May-2000          10000          4.0000         3.8125         3.8125
     28-Apr-2000          27400          4.0625         3.8750         3.8750
     27-Apr-2000          54600          4.0000         3.1250         3.9375
     26-Apr-2000          19200          3.3750         3.1875         3.2500
     25-Apr-2000          82200          3.5625         3.1250         3.3125
     24-Apr-2000          10600          3.6875         3.5000         3.5000
     20-Apr-2000           8300          3.7500         3.6250         3.7500
     19-Apr-2000           3700          3.8125         3.7500         3.7500
     18-Apr-2000          19000          3.9375         3.7500         3.8125
     17-Apr-2000          31500          3.7500         3.6250         3.6875
     14-Apr-2000          29000          3.8750         3.6250         3.6250
     13-Apr-2000          23600          3.8125         3.7500         3.7500
     12-Apr-2000          10900          3.9375         3.7500         3.8750
     11-Apr-2000           9900          3.9375         3.7500         3.9375
     10-Apr-2000          34300          4.0625         3.7500         3.8750
     07-Apr-2000          37400          4.1875         3.7500         4.0000
     06-Apr-2000          12000          3.8750         3.6250         3.6250
     05-Apr-2000           6000          3.7500         3.6875         3.6875
     04-Apr-2000          48300          3.9375         3.6875         3.6875
     03-Apr-2000          16900          3.9375         3.7500         3.7500
     31-Mar-2000          15100          3.8750         3.8125         3.8750
     30-Mar-2000          12900          3.8125         3.5625         3.7500
     29-Mar-2000           3700          3.6250         3.5625         3.6250
     28-Mar-2000          18400          3.6875         3.6250         3.6875
     27-Mar-2000           8800          3.8750         3.6250         3.6250
     24-Mar-2000          16300          3.7500         3.5000         3.6875
     23-Mar-2000          24800          3.7500         3.5625         3.7500
     22-Mar-2000          17000          3.8125         3.5625         3.5625
     21-Mar-2000           1500          3.8125         3.6875         3.8125
     20-Mar-2000           8000          3.9375         3.7500         3.8125
     17-Mar-2000           5900          3.7500         3.6250         3.7500
     16-Mar-2000           7400          3.8125         3.5625         3.8125
     15-Mar-2000          13500          3.6875         3.3750         3.6250
     14-Mar-2000          23500          3.9375         3.5625         3.7500
     13-Mar-2000          12600          3.8125         3.5625         3.8125
     10-Mar-2000          24400          4.0000         3.6875         3.6875
     09-Mar-2000          12800          3.8750         3.6250         3.7500
     08-Mar-2000           9000          4.0000         3.8125         3.9375
     07-Mar-2000           6000          3.9375         3.8750         3.9375
     06-Mar-2000           8900          4.1250         4.0000         4.0000
     03-Mar-2000          24700          4.2500         4.0000         4.1250
     02-Mar-2000          27100          4.2500         3.8750         4.0000
     01-Mar-2000          52200          4.1875         3.8125         4.0000
     29-Feb-2000           9300          3.8125         3.6875         3.6875
     28-Feb-2000           5300          3.8125         3.6875         3.6875
     25-Feb-2000          26500          3.8125         3.6875         3.8125
     24-Feb-2000          29800          4.0000         3.8125         3.8125
     23-Feb-2000          13200          4.2500         4.0000         4.0625
     22-Feb-2000          58800          4.5000         4.1250         4.2500
     18-Feb-2000          60300          4.3750         4.0000         4.0000
     17-Feb-2000          49700          4.3125         4.1250         4.3125
     16-Feb-2000          48300          4.2500         3.9375         4.1875
     15-Feb-2000          59700          3.9375         3.5000         3.7500
     14-Feb-2000          23600          3.6250         3.3750         3.5000
     11-Feb-2000          11100          3.4375         3.3750         3.3750
     10-Feb-2000           2000          3.5000         3.3750         3.4375
     09-Feb-2000          21400          3.5000         3.3750         3.3750
     08-Feb-2000           8300          3.4375         3.3750         3.3750
     07-Feb-2000           6500          3.5000         3.3125         3.4375
     04-Feb-2000          11700          3.5000         3.3125         3.4375
     03-Feb-2000           8300          3.5000         3.3750         3.4375
     02-Feb-2000           8300          3.4375         3.3125         3.3750
     01-Feb-2000           5300          3.5625         3.3750         3.3750
     31-Jan-2000          14200          3.5000         3.3125         3.5000
     28-Jan-2000          10200          3.5625         3.4375         3.4375
     27-Jan-2000           5400          3.6250         3.5000         3.5000
     26-Jan-2000          13100          3.6875         3.5000         3.5000
     25-Jan-2000          28500          3.5625         3.3750         3.5000
     24-Jan-2000          13400          3.5625         3.3750         3.4375
     21-Jan-2000          19500          3.5625         3.3125         3.4375
     20-Jan-2000          11300          3.6250         3.3750         3.4375
     19-Jan-2000          55000          3.7500         3.4375         3.5625
     18-Jan-2000          25900          3.8125         3.6250         3.6250
     14-Jan-2000          17700          3.7500         3.6250         3.6875
     13-Jan-2000          45400          4.0000         3.6875         3.7500
     12-Jan-2000          18100          4.3125         4.0000         4.0000
     11-Jan-2000          26500          4.3750         4.1250         4.1250
     10-Jan-2000          54100          4.5000         4.3125         4.3125
     07-Jan-2000          68200          4.6250         4.2500         4.3750
     06-Jan-2000         366600          4.6875         4.1250         4.4375
     05-Jan-2000         135000          4.2500         2.9375         4.0000
     04-Jan-2000          10000          2.9375         2.7500         2.8750
     03-Jan-2000          36100          3.0625         2.9375         3.0000
     31-Dec-1999          39500          2.9375         2.6875         2.8750
     30-Dec-1999          27600          2.8125         2.6875         2.8125
     29-Dec-1999          18600          2.7500         2.6250         2.6875
     28-Dec-1999          22900          2.9375         2.6875         2.7500
     27-Dec-1999          13500          2.9375         2.7500         2.9375
     23-Dec-1999          34400          3.0000         2.5000         3.0000
     22-Dec-1999          15700          3.0000         2.7500         3.0000
     21-Dec-1999          17300          3.0000         2.8125         3.0000
     20-Dec-1999           9700          3.0000         2.8125         3.0000
     17-Dec-1999          37800          3.0000         2.8125         3.0000
     16-Dec-1999          19900          3.0000         2.8125         3.0000
     15-Dec-1999          55500          3.0000         2.8750         3.0000
     14-Dec-1999          15400          3.0000         2.9375         3.0000
     13-Dec-1999          22600          3.0625         2.9375         3.0000
     10-Dec-1999          29900          3.0625         2.9375         3.0000
     09-Dec-1999          15000          3.0625         2.8750         3.0625
     08-Dec-1999          82000          3.0625         2.8125         3.0000
     07-Dec-1999           5700          3.1250         3.0000         3.0625
     06-Dec-1999          30000          3.1250         2.9375         3.0000
     03-Dec-1999           3700          3.1875         2.9375         3.0000
     02-Dec-1999           6400          3.1875         3.0000         3.0625
     01-Dec-1999          27300          3.0625         2.9375         3.0000
     30-Nov-1999           5600          3.0625         3.0000         3.0000
     29-Nov-1999          13100          3.1250         3.0000         3.0625
     26-Nov-1999           6500          3.1875         3.0625         3.1875
     24-Nov-1999           5000          3.2500         3.1875         3.1875
     23-Nov-1999          22100          3.2500         3.0000         3.1875
     22-Nov-1999          22900          3.2500         3.0625         3.0625
     19-Nov-1999          28000          3.3125         3.1250         3.1250
     18-Nov-1999          23400          3.3750         3.1875         3.1875
     17-Nov-1999           8000          3.3750         3.1875         3.1875
     16-Nov-1999           9000          3.3750         3.2500         3.2500
     15-Nov-1999          22800          3.3750         3.1875         3.1875
     12-Nov-1999          21300          3.3125         3.0000         3.2500
     11-Nov-1999          28400          3.2500         3.0000         3.0000
     10-Nov-1999          15900          3.3750         3.1250         3.1250
     09-Nov-1999           3600          3.3750         3.1875         3.2500
     08-Nov-1999          15700          3.3750         3.1875         3.2500
     05-Nov-1999           3800          3.3125         3.1875         3.2500
     04-Nov-1999          18600          3.3125         3.0625         3.1875
     03-Nov-1999           9600          3.3125         3.1250         3.1250
     02-Nov-1999          13200          3.2500         3.1250         3.1250
     01-Nov-1999           4800          3.3125         3.1875         3.2500
     29-Oct-1999           9600          3.4375         3.1875         3.2500
     28-Oct-1999           1300          3.4375         3.3750         3.3750
     27-Oct-1999          10200          3.4375         3.2500         3.3125
     26-Oct-1999          12400          3.5000         3.3750         3.5000
     25-Oct-1999           3200          3.4375         3.4375         3.4375
     22-Oct-1999           2900          3.5625         3.4375         3.4375
     21-Oct-1999           3900          3.5000         3.4375         3.4375
     20-Oct-1999           6100          3.5000         3.4375         3.4375
     19-Oct-1999          11400          3.6875         3.5000         3.6250
     18-Oct-1999           2300          3.5625         3.4375         3.5625
     15-Oct-1999           6000          3.6250         3.3750         3.4375
     14-Oct-1999          17300          3.6250         3.3750         3.3750
     13-Oct-1999          24400          3.5000         3.3750         3.5000
     12-Oct-1999          11300          3.4375         3.3750         3.4375
     11-Oct-1999          12600          3.3750         3.2500         3.3750
     08-Oct-1999           6000          3.3750         3.3125         3.3125
     07-Oct-1999           5200          3.3750         3.2500         3.2500
     06-Oct-1999           8900          3.3750         3.2500         3.2500
     05-Oct-1999          25600          3.5000         3.2500         3.2500
     04-Oct-1999           3400          3.5000         3.4375         3.4375
     01-Oct-1999          13200          3.5000         3.4375         3.5000
     30-Sep-1999          65400          3.6250         3.3750         3.5000
     29-Sep-1999          28400          3.7500         3.6250         3.6250
     28-Sep-1999           2600          3.7500         3.7500         3.7500
     27-Sep-1999           6300          3.8125         3.7500         3.7500
     24-Sep-1999           1900          3.7500         3.6875         3.6875
     23-Sep-1999           5200          3.8125         3.7500         3.7500
     22-Sep-1999           1000          3.8750         3.8750         3.8750
     21-Sep-1999          11100          3.8125         3.7500         3.7500
     20-Sep-1999           2400          3.9375         3.8750         3.8750
     17-Sep-1999          11400          3.9375         3.8125         3.9375
     16-Sep-1999           4700          3.8125         3.8125         3.8125
     15-Sep-1999           3700          3.8750         3.8125         3.8125
     14-Sep-1999           4800          3.8750         3.8125         3.8750
     13-Sep-1999           3400          3.8750         3.8750         3.8750
     10-Sep-1999          31700          4.0000         3.8750         3.9375
     09-Sep-1999           6200          4.0000         3.9375         4.0000
     08-Sep-1999          10400          4.0000         3.9375         4.0000
     07-Sep-1999           7700          4.1250         4.0000         4.0000

Low Price on 12/29/99--$2.69
High price on 9/07/00--$4.94

                                  PROJECT OPAL
                           Analysis of Trading Volume
                Daily from September 7, 1999 - September 7, 2000
--------------------------------------------------------------------------------

 Share Price                     Trading Volume             Percentage
 -----------                     --------------             ----------
$2.50 - $3.00                       600,800                    12.2
$3.00 - $3.50                     1,366,000                    27.8
$3.50 - $4.00                     1,472,400                    29.9
$4.00 - $4.50                     1,349,900                    27.4
$4.50 - $5.00                       129,500                     2.6

                                  PROJECT OPAL
                                Price and Volume
               Weekly from September 5, 1997 to September 1, 2000
--------------------------------------------------------------------------------

                 Date                Volume          Price Close
                 ----                ------          -----------
             09/05/1997              255.70             2.50
             09/12/1997              365.80             2.94
             09/19/1997              187.50             2.94
             09/26/1997              123.00             2.88
             10/03/1997              138.80             2.81
             10/10/1997              190.60             3.00
             10/17/1997              154.90             3.00
             10/24/1997              143.30             2.81
             10/31/1997              223.50             2.94
             11/07/1997              158.80             2.81
             11/14/1997              171.80             2.94
             11/21/1997              230.60             3.00
             11/28/1997              135.40             3.19
             12/05/1997              168.50             2.69
             12/12/1997              212.10             2.44
             12/19/1997              667.60             3.00
             12/26/1997              167.20             2.75
             01/02/1998              421.30             2.69
             01/09/1998              113.60             2.81
             01/16/1998               93.90             2.88
             01/23/1998              136.30             3.13
             01/30/1998              250.70             3.75
             02/06/1998              173.10             3.38
             02/13/1998               95.20             3.31
             02/20/1998              111.20             3.06
             02/27/1998              111.70             3.31
             03/06/1998              305.50             3.75
             03/13/1998              120.90             3.63
             03/20/1998              467.60             4.94
             03/27/1998              275.90             4.50
             04/03/1998              184.50             4.44
             04/09/1998              168.00             4.19
             04/17/1998              128.20             4.50
             04/24/1998              242.00             4.63
             05/01/1998              179.40             4.56
             05/08/1998              248.90             4.75
             05/15/1998               95.90             4.38
             05/22/1998              146.90             4.50
             05/29/1998              158.70             4.44
             06/05/1998              194.40             4.13
             06/12/1998              147.20             4.19
             06/19/1998               71.40             4.44
             06/26/1998              139.60             4.06
             07/02/1998              221.20             3.38
             07/10/1998               89.70             3.44
             07/17/1998              331.70             4.31
             07/24/1998               92.10             3.81
             07/31/1998              259.30             4.19
             08/07/1998              125.60             4.19
             08/14/1998              161.20             4.00
             08/21/1998              134.80             4.06
             08/28/1998              198.90             3.44
             09/04/1998              172.70             3.19
             09/11/1998               70.00             3.06
             09/18/1998               95.20             3.00
             09/25/1998               73.80             3.00
             10/02/1998              192.40             3.75
             10/09/1998              188.90             3.00
             10/16/1998               53.90             3.13
             10/23/1998               71.50             3.25
             10/30/1998              155.00             3.63
             11/06/1998               67.50             3.75
             11/13/1998               91.80             3.69
             11/20/1998               71.50             3.69
             11/27/1998              134.00             4.00
             12/04/1998              166.20             3.94
             12/11/1998              121.50             3.50
             12/18/1998               61.50             3.31
             12/24/1998               63.30             3.25
             12/31/1998              217.20             3.19
             01/08/1999               97.40             3.25
             01/15/1999              147.30             3.13
             01/22/1999              131.30             3.25
             01/29/1999              205.10             3.13
             02/05/1999              111.60             3.13
             02/12/1999              123.20             3.06
             02/19/1999              132.50             3.13
             02/26/1999              409.90             3.75
             03/05/1999              236.30             4.00
             03/12/1999              144.60             3.63
             03/19/1999              129.70             3.50
             03/26/1999               99.60             3.25
             04/01/1999              301.00             3.06
             04/09/1999              134.10             3.00
             04/16/1999              114.70             3.00
             04/23/1999              210.70             3.00
             04/30/1999              192.70             3.31
             05/07/1999              118.30             3.25
             05/14/1999              940.20             4.06
             05/21/1999              424.50             4.50
             05/28/1999              200.60             4.44
             06/04/1999              574.10             5.38
             06/11/1999              896.00             5.38
             06/18/1999              270.90             5.31
             06/25/1999              292.80             5.56
             07/02/1999              253.40             5.56
             07/09/1999              162.30             5.38
             07/16/1999               94.30             5.63
             07/23/1999              169.70             5.13
             07/30/1999              108.70             4.50
             08/06/1999              139.30             4.00
             08/13/1999               24.90             4.00
             08/20/1999               30.70             4.00
             08/27/1999               43.30             3.94
             09/03/1999              119.00             4.06
             09/10/1999               56.00             3.94
             09/17/1999               28.00             3.94
             09/24/1999               21.60             3.69
             10/01/1999              115.90             3.50
             10/08/1999               49.10             3.31
             10/15/1999               71.60             3.44
             10/22/1999               26.60             3.44
             10/29/1999               36.70             3.25
             11/05/1999               50.00             3.25
             11/12/1999               84.90             3.25
             11/19/1999               91.20             3.13
             11/26/1999               56.50             3.19
             12/03/1999               56.10             3.00
             12/10/1999              162.60             3.00
             12/17/1999              151.20             3.00
             12/23/1999               77.10             3.00
             12/31/1999              122.10             2.88
             01/07/2000              615.90             4.38
             01/14/2000              161.80             3.69
             01/21/2000              111.70             3.44
             01/28/2000               70.60             3.44
             02/04/2000               47.80             3.44
             02/11/2000               49.30             3.38
             02/18/2000              241.60             4.00
             02/25/2000              128.30             3.81
             03/03/2000              118.60             4.13
             03/10/2000               61.10             3.69
             03/17/2000               62.90             3.75
             03/24/2000               67.60             3.69
             03/31/2000               58.90             3.88
             04/07/2000              120.60             4.00
             04/14/2000              107.70             3.63
             04/20/2000               62.50             3.75
             04/28/2000              194.00             3.88
             05/05/2000               69.80             3.81
             05/12/2000               24.10             3.63
             05/19/2000               50.10             3.38
             05/26/2000               57.70             3.31
             06/02/2000               20.30             3.13
             06/09/2000               54.40             3.06
             06/16/2000               53.50             3.25
             06/23/2000               27.60             3.13
             06/30/2000               30.50             3.13
             07/07/2000                8.80             3.00
             07/14/2000               57.20             3.13
             07/21/2000               68.80             3.31
             07/28/2000               30.50             3.13
             08/04/2000               68.10             3.06
             08/11/2000               20.10             3.00
             08/18/2000               30.30             3.00
             08/25/2000               54.80             3.00
             09/01/2000              524.40             4.94

Low Price on 12/15/97 - $2.38
High Price on 6/07/99 - $5.69

                                  PROJECT OPAL
                                Price and Volume
               Weekly from September 5, 1997 to September 1, 2000
--------------------------------------------------------------------------------

                 Date                Volume          Price Close
                 ----                ------          -----------
             09/05/1997              255.70             2.50
             09/12/1997              365.80             2.94
             09/19/1997              187.50             2.94
             09/26/1997              123.00             2.88
             10/03/1997              138.80             2.81
             10/10/1997              190.60             3.00
             10/17/1997              154.90             3.00
             10/24/1997              143.30             2.81
             10/31/1997              223.50             2.94
             11/07/1997              158.80             2.81
             11/14/1997              171.80             2.94
             11/21/1997              230.60             3.00
             11/28/1997              135.40             3.19
             12/05/1997              168.50             2.69
             12/12/1997              212.10             2.44
             12/19/1997              667.60             3.00
             12/26/1997              167.20             2.75
             01/02/1998              421.30             2.69
             01/09/1998              113.60             2.81
             01/16/1998               93.90             2.88
             01/23/1998              136.30             3.13
             01/30/1998              250.70             3.75
             02/06/1998              173.10             3.38
             02/13/1998               95.20             3.31
             02/20/1998              111.20             3.06
             02/27/1998              111.70             3.31
             03/06/1998              305.50             3.75
             03/13/1998              120.90             3.63
             03/20/1998              467.60             4.94
             03/27/1998              275.90             4.50
             04/03/1998              184.50             4.44
             04/09/1998              168.00             4.19
             04/17/1998              128.20             4.50
             04/24/1998              242.00             4.63
             05/01/1998              179.40             4.56
             05/08/1998              248.90             4.75
             05/15/1998               95.90             4.38
             05/22/1998              146.90             4.50
             05/29/1998              158.70             4.44
             06/05/1998              194.40             4.13
             06/12/1998              147.20             4.19
             06/19/1998               71.40             4.44
             06/26/1998              139.60             4.06
             07/02/1998              221.20             3.38
             07/10/1998               89.70             3.44
             07/17/1998              331.70             4.31
             07/24/1998               92.10             3.81
             07/31/1998              259.30             4.19
             08/07/1998              125.60             4.19
             08/14/1998              161.20             4.00
             08/21/1998              134.80             4.06
             08/28/1998              198.90             3.44
             09/04/1998              172.70             3.19
             09/11/1998               70.00             3.06
             09/18/1998               95.20             3.00
             09/25/1998               73.80             3.00
             10/02/1998              192.40             3.75
             10/09/1998              188.90             3.00
             10/16/1998               53.90             3.13
             10/23/1998               71.50             3.25
             10/30/1998              155.00             3.63
             11/06/1998               67.50             3.75
             11/13/1998               91.80             3.69
             11/20/1998               71.50             3.69
             11/27/1998              134.00             4.00
             12/04/1998              166.20             3.94
             12/11/1998              121.50             3.50
             12/18/1998               61.50             3.31
             12/24/1998               63.30             3.25
             12/31/1998              217.20             3.19
             01/08/1999               97.40             3.25
             01/15/1999              147.30             3.13
             01/22/1999              131.30             3.25
             01/29/1999              205.10             3.13
             02/05/1999              111.60             3.13
             02/12/1999              123.20             3.06
             02/19/1999              132.50             3.13
             02/26/1999              409.90             3.75
             03/05/1999              236.30             4.00
             03/12/1999              144.60             3.63
             03/19/1999              129.70             3.50
             03/26/1999               99.60             3.25
             04/01/1999              301.00             3.06
             04/09/1999              134.10             3.00
             04/16/1999              114.70             3.00
             04/23/1999              210.70             3.00
             04/30/1999              192.70             3.31
             05/07/1999              118.30             3.25
             05/14/1999              940.20             4.06
             05/21/1999              424.50             4.50
             05/28/1999              200.60             4.44
             06/04/1999              574.10             5.38
             06/11/1999              896.00             5.38
             06/18/1999              270.90             5.31
             06/25/1999              292.80             5.56
             07/02/1999              253.40             5.56
             07/09/1999              162.30             5.38
             07/16/1999               94.30             5.63
             07/23/1999              169.70             5.13
             07/30/1999              108.70             4.50
             08/06/1999              139.30             4.00
             08/13/1999               24.90             4.00
             08/20/1999               30.70             4.00
             08/27/1999               43.30             3.94
             09/03/1999              119.00             4.06
             09/10/1999               56.00             3.94
             09/17/1999               28.00             3.94
             09/24/1999               21.60             3.69
             10/01/1999              115.90             3.50
             10/08/1999               49.10             3.31
             10/15/1999               71.60             3.44
             10/22/1999               26.60             3.44
             10/29/1999               36.70             3.25
             11/05/1999               50.00             3.25
             11/12/1999               84.90             3.25
             11/19/1999               91.20             3.13
             11/26/1999               56.50             3.19
             12/03/1999               56.10             3.00
             12/10/1999              162.60             3.00
             12/17/1999              151.20             3.00
             12/23/1999               77.10             3.00
             12/31/1999              122.10             2.88
             01/07/2000              615.90             4.38
             01/14/2000              161.80             3.69
             01/21/2000              111.70             3.44
             01/28/2000               70.60             3.44
             02/04/2000               47.80             3.44
             02/11/2000               49.30             3.38
             02/18/2000              241.60             4.00
             02/25/2000              128.30             3.81
             03/03/2000              118.60             4.13
             03/10/2000               61.10             3.69
             03/17/2000               62.90             3.75
             03/24/2000               67.60             3.69
             03/31/2000               58.90             3.88
             04/07/2000              120.60             4.00
             04/14/2000              107.70             3.63
             04/20/2000               62.50             3.75
             04/28/2000              194.00             3.88
             05/05/2000               69.80             3.81
             05/12/2000               24.10             3.63
             05/19/2000               50.10             3.38
             05/26/2000               57.70             3.31
             06/02/2000               20.30             3.13
             06/09/2000               54.40             3.06
             06/16/2000               53.50             3.25
             06/23/2000               27.60             3.13
             06/30/2000               30.50             3.13
             07/07/2000                8.80             3.00
             07/14/2000               57.20             3.13
             07/21/2000               68.80             3.31
             07/28/2000               30.50             3.13
             08/04/2000               68.10             3.06
             08/11/2000               20.10             3.00
             08/18/2000               30.30             3.00
             08/25/2000               54.80             3.00
             09/01/2000              524.40             4.94

Low Price on 12/15/97 - $2.38
High Price on 6/07/99 - $5.69

                                  PROJECT OPAL
                           Analysis of Trading Volume
               Weekly from September 5, 1997 to September 1, 2000
--------------------------------------------------------------------------------
                              Date 9/5/97 - 9/1/00

 Share Price                     Actual Volume              Percentage
 -----------                     -------------              ----------
$2.40 - $3.00                     5,213,186                    21.1
$3.00 - $3.60                     6,368,940                    25.9
$3.60 - $4.20                     6,786,978                    27.6
$4.20 - $4.80                     3,319,717                    13.5
$4.80 - $5.40                     1,352,477                     5.5
$5.40 - $6.00                     1,573,792                     6.4

                                  PROJECT OPAL
                            Indexed Price Comparison
                Daily from September 7, 1999 - September 7, 2000
--------------------------------------------------------------------------------

              Date               Opal          SP50            Peer Group(1)
              ----               -----         ----            -------------
            9/7/1999            100.00        100.00             100.00
            9/8/1999            100.00         99.53             100.24
            9/9/1999            100.00         99.79             102.87
           9/10/1999             98.44        100.09             101.62
           9/13/1999             96.88         99.53             100.79
           9/14/1999             96.88         98.95             100.28
           9/15/1999             95.31         97.59              98.89
           9/16/1999             95.31         97.63              94.17
           9/17/1999             98.44         98.89              93.80
           9/20/1999             96.88         98.90              95.86
           9/21/1999             93.75         96.83              93.33
           9/22/1999             96.88         97.04              92.76
           9/23/1999             93.75         94.81              90.35
           9/24/1999             92.19         94.59              91.47
           9/27/1999             93.75         95.03              90.86
           9/28/1999             93.75         94.95              90.99
           9/29/1999             90.63         93.92              87.53
           9/30/1999             87.50         94.98              89.00
           10/1/1999             87.50         94.99              88.15
           10/4/1999             85.94         96.60              86.96
           10/5/1999             81.25         96.36              87.21
           10/6/1999             81.25         98.15              90.80
           10/7/1999             81.25         97.57              89.92
           10/8/1999             82.81         98.93              85.33
          10/11/1999             84.38         98.87              85.65
          10/12/1999             85.94         97.23              82.56
          10/13/1999             87.50         95.19              80.83
          10/14/1999             84.38         95.04              80.02
          10/15/1999             85.94         92.37              78.95
          10/18/1999             89.06         92.87              72.59
          10/19/1999             90.63         93.40              71.38
          10/20/1999             85.94         95.48              73.41
          10/21/1999             85.94         95.05              72.20
          10/22/1999             85.94         96.39              72.41
          10/25/1999             85.94         95.79              72.52
          10/26/1999             87.50         94.92              72.85
          10/27/1999             82.81         96.02              68.95
          10/28/1999             84.38         99.41              71.02
          10/29/1999             81.25        100.92              74.30
           11/1/1999             81.25        100.27              74.30
           11/2/1999             78.13         99.80              72.81
           11/3/1999             78.13        100.33              73.22
           11/4/1999             79.69        100.90              75.03
           11/5/1999             81.25        101.46              75.51
           11/8/1999             81.25        101.97              76.39
           11/9/1999             81.25        101.10              75.18
          11/10/1999             78.13        101.70              74.19
          11/11/1999             75.00        102.30              73.66
          11/12/1999             81.25        103.38              74.85
          11/15/1999             79.69        103.25              74.18
          11/16/1999             81.25        105.16              75.05
          11/17/1999             79.69        104.46              75.46
          11/18/1999             79.69        105.52              85.38
          11/19/1999             78.13        105.30              85.69
          11/22/1999             76.56        105.22              86.41
          11/23/1999             79.69        104.01              86.20
          11/24/1999             79.69        104.93              88.18
          11/26/1999             79.69        104.90              87.72
          11/29/1999             76.56        104.25              86.83
          11/30/1999             75.00        102.85              84.96
           12/1/1999             75.00        103.50              85.93
           12/2/1999             76.56        104.34              88.37
           12/3/1999             75.00        106.14              91.25
           12/6/1999             75.00        105.40              89.82
           12/7/1999             76.56        104.35              91.38
           12/8/1999             75.00        103.96              92.33
           12/9/1999             76.56        104.27              92.58
          12/10/1999             75.00        104.93              91.54
          12/13/1999             75.00        104.80              90.43
          12/14/1999             75.00        103.90              89.41
          12/15/1999             75.00        104.66              88.01
          12/16/1999             75.00        105.06              91.67
          12/17/1999             75.00        105.23              92.34
          12/20/1999             75.00        105.01              91.56
          12/21/1999             75.00        106.14              93.23
          12/22/1999             75.00        106.34              93.77
          12/23/1999             75.00        107.99              96.76
          12/27/1999             73.44        107.90              94.00
          12/28/1999             68.75        107.94              96.95
          12/29/1999             67.19        108.37              97.66
          12/30/1999             70.31        108.44              99.20
          12/31/1999             71.88        108.80              98.46
            1/3/2000             75.00        107.76             100.42
            1/4/2000             71.88        103.63              95.84
            1/5/2000            100.00        103.83              94.67
            1/6/2000            110.94        103.92              89.87
            1/7/2000            109.38        106.74              92.22
           1/10/2000            107.81        107.93              96.08
           1/11/2000            103.13        106.52              94.08
           1/12/2000            100.00        106.06              95.56
           1/13/2000             93.75        107.35              97.09
           1/14/2000             92.19        108.49              96.81
           1/18/2000             90.63        107.75              96.08
           1/19/2000             89.06        107.81              96.23
           1/20/2000             85.94        107.04              96.04
           1/21/2000             85.94        106.73              94.20
           1/24/2000             85.94        103.78              95.88
           1/25/2000             87.50        104.41              95.63
           1/26/2000             87.50        103.97              94.46
           1/27/2000             87.50        103.56              94.54
           1/28/2000             85.94        100.72              95.24
           1/31/2000             87.50        103.26              94.80
            2/1/2000             84.38        104.36              93.72
            2/2/2000             84.38        104.34              97.38
            2/3/2000             85.94        105.52             100.80
            2/4/2000             85.94        105.47             104.03
            2/7/2000             85.94        105.46             107.38
            2/8/2000             84.38        106.76             105.04
            2/9/2000             84.38        104.54             104.80
           2/10/2000             85.94        104.92             105.51
           2/11/2000             84.38        102.72             102.16
           2/14/2000             87.50        102.92             104.06
           2/15/2000             93.75        103.82             104.37
           2/16/2000            104.69        102.76             104.84
           2/17/2000            107.81        102.80             106.68
           2/18/2000            100.00         99.68             105.30
           2/22/2000            106.25        100.13             104.88
           2/23/2000            101.56        100.76             106.28
           2/24/2000             95.31        100.22             105.94
           2/25/2000             95.31         98.73             103.03
           2/28/2000             92.19         99.82             107.29
           2/29/2000             92.19        101.18             110.18
            3/1/2000            100.00        102.13             109.79
            3/2/2000            100.00        102.32             109.83
            3/3/2000            103.13        104.35             111.75
            3/6/2000            100.00        103.02             113.87
            3/7/2000             98.44        100.38             112.62
            3/8/2000             98.44        101.20             112.98
            3/9/2000             93.75        103.79             118.45
           3/10/2000             92.19        103.30             117.74
           3/13/2000             95.31        102.46             116.48
           3/14/2000             93.75        100.64             112.62
           3/15/2000             90.63        103.09             109.04
           3/16/2000             95.31        108.00             110.84
           3/17/2000             93.75        108.44             113.89
           3/20/2000             95.31        107.86             117.05
           3/21/2000             95.31        110.62             116.01
           3/22/2000             89.06        111.12             117.30
           3/23/2000             93.75        113.10             117.56
           3/24/2000             92.19        113.11             115.24
           3/27/2000             90.63        112.84             118.77
           3/28/2000             92.19        111.65             115.83
           3/29/2000             90.63        111.71             112.96
           3/30/2000             93.75        110.18             110.09
           3/31/2000             96.88        110.97             111.57
            4/3/2000             93.75        111.52             109.74
            4/4/2000             92.19        110.68             112.77
            4/5/2000             92.19        110.14             115.49
            4/6/2000             90.63        111.17             118.17
            4/7/2000            100.00        112.28             121.46
           4/10/2000             96.88        111.40             117.09
           4/11/2000             98.44        111.12             115.67
           4/12/2000             96.88        108.64             111.06
           4/13/2000             93.75        106.67             108.53
           4/14/2000             90.63        100.45             102.86
           4/17/2000             92.19        103.78             107.92
           4/18/2000             95.31        106.75             111.72
           4/19/2000             93.75        105.70             111.73
           4/20/2000             93.75        106.23             114.94
           4/24/2000             87.50        105.88             112.04
           4/25/2000             82.81        109.40             116.95
           4/26/2000             81.25        108.19             117.24
           4/27/2000             98.44        108.48             116.50
           4/28/2000             96.88        107.55             114.80
            5/1/2000             95.31        108.72             117.76
            5/2/2000             95.31        107.10             117.61
            5/3/2000             93.75        104.79             114.28
            5/4/2000             92.19        104.38             114.18
            5/5/2000             95.31        106.09             116.83
            5/8/2000             96.88        105.46             115.13
            5/9/2000             96.88        104.57             111.58
           5/10/2000             95.31        102.41             107.85
           5/11/2000             96.88        104.25             108.13
           5/12/2000             90.63        105.22             111.76
           5/15/2000             90.63        107.55             108.65
           5/16/2000             89.06        108.56             113.74
           5/17/2000             87.50        107.21             108.89
           5/18/2000             87.50        106.42             108.94
           5/19/2000             84.38        104.18             106.07
           5/22/2000             84.38        103.72             103.17
           5/23/2000             85.94        101.73             100.03
           5/24/2000             79.69        103.60              99.72
           5/25/2000             81.25        102.30              99.69
           5/26/2000             82.81        102.04             100.72
           5/30/2000             81.25        105.33             106.02
           5/31/2000             82.81        105.19             104.08
            6/1/2000             78.13        107.28             110.86
            6/2/2000             78.13        109.39             115.52
            6/5/2000             79.69        108.68             120.21
            6/6/2000             81.25        107.95             117.77
            6/7/2000             78.13        108.95             119.67
            6/8/2000             78.13        108.24             120.47
            6/9/2000             76.56        107.89             121.65
           6/12/2000             84.38        107.08             120.10
           6/13/2000             78.13        108.81             117.36
           6/14/2000             79.69        108.89             112.94
           6/15/2000             78.13        109.50             113.37
           6/16/2000             81.25        108.44             109.94
           6/19/2000             76.56        110.04             113.81
           6/20/2000             81.25        109.29             113.11
           6/21/2000             78.13        109.53             115.63
           6/22/2000             76.56        107.53             114.89
           6/23/2000             78.13        106.74             113.60
           6/26/2000             78.13        107.76             115.69
           6/27/2000             75.00        107.41             113.66
           6/28/2000             78.13        107.73             118.49
           6/29/2000             78.13        106.81             116.64
           6/30/2000             78.13        107.71             119.85
            7/3/2000             78.13        108.82             119.96
            7/5/2000             78.13        107.09             115.91
            7/6/2000             76.56        107.87             115.15
            7/7/2000             75.00        109.51             119.56
           7/10/2000             75.00        109.27             118.81
           7/11/2000             76.56        109.66             119.89
           7/12/2000             76.56        110.55             120.32
           7/13/2000             75.00        110.77             124.03
           7/14/2000             78.13        111.81             123.42
           7/17/2000             75.00        111.85             123.39
           7/18/2000             76.56        110.61             120.34
           7/19/2000             79.69        109.74             120.33
           7/20/2000             79.69        110.75             121.89
           7/21/2000             82.81        109.61             114.62
           7/24/2000             81.25        108.43             111.33
           7/25/2000             84.38        109.18             108.14
           7/26/2000             81.25        107.55             103.79
           7/27/2000             79.69        107.34             100.80
           7/28/2000             78.13        105.14             100.51
           7/31/2000             76.56        105.95             102.91
            8/1/2000             75.00        106.49             102.05
            8/2/2000             76.56        106.53             104.71
            8/3/2000             75.00        107.56             104.10
            8/4/2000             76.56        108.33             103.64
            8/7/2000             75.00        109.54             105.57
            8/8/2000             75.00        109.80             106.33
            8/9/2000             75.00        109.07             105.99
           8/10/2000             75.00        108.13             105.09
           8/11/2000             75.00        108.99             103.69
           8/14/2000             75.00        110.45             106.28
           8/15/2000             75.00        109.92             103.82
           8/16/2000             75.00        109.58             105.20
           8/17/2000             75.00        110.78             103.00
           8/18/2000             75.00        110.46             105.14
           8/21/2000             75.00        111.04             104.89
           8/22/2000             75.00        110.94             105.82
           8/23/2000             75.00        111.52             107.69
           8/24/2000             75.00        111.69             109.84
           8/25/2000             75.00        111.55             109.98
           8/28/2000             73.44        112.12             112.87
           8/29/2000             75.00        111.80             112.60
           8/30/2000             75.00        111.27             111.38
           8/31/2000             75.00        112.38             111.65
            9/1/2000            123.44        112.61             115.12
            9/5/2000            123.44        111.60             112.06
            9/6/2000            120.31        110.50             110.53
            9/7/2000            123.44        111.26             112.72

---------------------------------------------------
Peer Group includes ENCD, PTNX, TACT, EFII, CANNY, HWP, RICOY, LXK, LR, IKN, DANKY, GISX, and XRX.

                                  PROJECT OPAL
                            Indexed Price Comparison
               Weekly from September 5, 1997 to September 1, 2000
--------------------------------------------------------------------------------

Indexed Prices (%)

                               [GRAPHIC OMITTED]

[The following table was depicted as a mountain chart in the printed material.]

                    Date            Opal         SP50         Peer Group(1)
                    ----           -----         ----         -------------
                  9/5/1997        100.00        100.00          100.00
                 9/12/1997        117.50         99.45           99.18
                 9/19/1997        117.50        102.31          102.17
                 9/26/1997        115.00        101.74          104.67
                 10/3/1997        112.50        103.87          105.16
                10/10/1997        120.00        104.08          103.45
                10/17/1997        120.00        101.63           99.69
                10/24/1997        112.50        101.36           98.70
                10/31/1997        117.50         98.45           93.32
                 11/7/1997        112.50         99.83           91.13
                11/14/1997        117.50         99.92           90.02
                11/21/1997        120.00        103.66           94.00
                11/28/1997        127.50        102.84           92.27
                 12/5/1997        107.50        105.89           97.65
                12/12/1997         97.50        102.62           88.43
                12/19/1997        120.00        101.91           86.49
                12/26/1997        110.00        100.80           85.61
                  1/2/1998        107.50        104.95           90.69
                  1/9/1998        112.50         99.85           87.10
                 1/16/1998        115.00        103.49           90.36
                 1/23/1998        125.00        103.07           90.42
                 1/30/1998        150.00        105.51           90.12
                  2/6/1998        135.00        108.98           92.98
                 2/13/1998        132.50        109.80           91.08
                 2/20/1998        122.50        111.32           93.79
                 2/27/1998        132.50        112.95           95.94
                  3/6/1998        150.00        113.63           93.61
                 3/13/1998        145.00        115.02           93.71
                 3/20/1998        197.50        118.31           95.16
                 3/27/1998        180.00        117.91           97.81
                  4/3/1998        177.50        120.84           98.02
                  4/9/1998        167.50        119.55           99.45
                 4/17/1998        180.00        120.85          100.11
                 4/24/1998        185.00        119.25          107.05
                  5/1/1998        182.50        120.66          107.66
                  5/8/1998        190.00        119.28          108.37
                 5/15/1998        175.00        119.34          101.10
                 5/22/1998        180.00        119.53          100.34
                 5/29/1998        177.50        117.41           96.23
                  6/5/1998        165.00        119.89           97.05
                 6/12/1998        167.50        118.28           93.43
                 6/19/1998        177.50        118.47           89.47
                 6/26/1998        162.50        121.97           92.35
                  7/2/1998        135.00        123.40           90.43
                 7/10/1998        137.50        125.32           92.91
                 7/17/1998        172.50        127.74           95.71
                 7/24/1998        152.50        122.79           92.46
                 7/31/1998        167.50        120.63           89.84
                  8/7/1998        167.50        117.26           86.60
                 8/14/1998        160.00        114.39           85.53
                 8/21/1998        162.50        116.38           87.37
                 8/28/1998        137.50        110.56           81.61
                  9/4/1998        127.50        104.83           78.56
                 9/11/1998        122.50        108.61           77.49
                 9/18/1998        120.00        109.80           77.54
                 9/25/1998        120.00        112.45           79.66
                 10/2/1998        150.00        107.92           77.10
                 10/9/1998        120.00        105.96           76.11
                10/16/1998        125.00        113.71           83.36
                10/23/1998        130.00        115.24           85.82
                10/30/1998        145.00        118.26           86.78
                 11/6/1998        150.00        122.81           92.31
                11/13/1998        147.50        121.17           93.09
                11/20/1998        147.50        125.24           90.65
                11/27/1998        160.00        128.34           95.05
                 12/4/1998        157.50        126.66           94.60
                12/11/1998        140.00        125.55           96.12
                12/18/1998        132.50        127.88           96.55
                12/24/1998        130.00        131.99           98.07
                12/31/1998        127.50        132.31          101.32
                  1/8/1999        130.00        137.25          104.23
                 1/15/1999        125.00        133.82          102.18
                 1/22/1999        130.00        131.88          101.27
                 1/29/1999        125.00        137.74          110.55
                  2/5/1999        125.00        133.41          103.17
                 2/12/1999        122.50        132.41          106.50
                 2/19/1999        125.00        133.39          101.37
                 2/26/1999        150.00        133.29           98.55
                  3/5/1999        160.00        137.29           99.94
                 3/12/1999        145.00        139.35          100.93
                 3/19/1999        140.00        139.85          102.42
                 3/26/1999        130.00        138.08          101.39
                  4/1/1999        122.50        139.25          101.22
                  4/9/1999        120.00        145.13          106.16
                 4/16/1999        120.00        141.97          103.80
                 4/23/1999        120.00        146.05          110.39
                 4/30/1999        132.50        143.71          111.62
                  5/7/1999        130.00        144.77          112.82
                 5/14/1999        162.50        144.00          113.99
                 5/21/1999        180.00        143.19          123.58
                 5/28/1999        177.50        140.13          122.24
                  6/4/1999        215.00        142.91          121.95
                 6/11/1999        215.00        139.24          121.61
                 6/18/1999        212.50        144.54          125.84
                 6/25/1999        222.50        141.58          124.92
                  7/2/1999        222.50        149.75          134.27
                  7/9/1999        215.00        151.04          137.16
                 7/16/1999        225.00        152.71          144.22
                 7/23/1999        205.00        146.06          132.96
                 7/30/1999        180.00        143.02          132.50
                  8/6/1999        160.00        139.96          132.65
                 8/13/1999        160.00        142.91          130.38
                 8/20/1999        160.00        143.87          134.36
                 8/27/1999        157.50        145.12          133.65
                  9/3/1999        162.50        146.09          136.18
                 9/10/1999        157.50        145.49          137.34
                 9/17/1999        157.50        143.74          126.77
                 9/24/1999        147.50        137.49          123.62
                 10/1/1999        140.00        138.08          119.14
                 10/8/1999        132.50        143.81          115.32
                10/15/1999        137.50        134.27          106.70
                10/22/1999        137.50        140.11           97.86
                10/29/1999        130.00        146.70          100.42
                 11/5/1999        130.00        147.49          102.06
                11/12/1999        130.00        150.27          101.15
                11/19/1999        125.00        153.06          115.81
                11/26/1999        127.50        152.48          118.55
                 12/3/1999        120.00        154.28          123.33
                12/10/1999        120.00        152.53          123.71
                12/17/1999        120.00        152.96          124.79
                12/23/1999        120.00        156.97          130.76
                12/31/1999        115.00        158.15          133.06
                  1/7/2000        175.00        155.16          124.63
                 1/14/2000        147.50        157.70          130.83
                 1/21/2000        137.50        155.14          127.31
                 1/28/2000        137.50        146.40          128.71
                  2/4/2000        137.50        153.31          140.60
                 2/11/2000        135.00        149.31          138.06
                 2/18/2000        160.00        144.89          142.31
                 2/25/2000        152.50        143.52          139.25
                  3/3/2000        165.00        151.68          151.02
                 3/10/2000        147.50        150.16          159.12
                 3/17/2000        150.00        157.63          153.92
                 3/24/2000        147.50        164.41          155.74
                 3/31/2000        155.00        161.30          150.79
                  4/7/2000        160.00        163.22          164.15
                 4/14/2000        145.00        146.02          139.01
                 4/20/2000        150.00        154.41          155.33
                 4/28/2000        155.00        156.34          155.15
                  5/5/2000        152.50        154.20          157.90
                 5/12/2000        145.00        152.95          151.04
                 5/19/2000        135.00        151.44          143.34
                 5/26/2000        132.50        148.33          136.12
                  6/2/2000        125.00        159.01          156.13
                  6/9/2000        122.50        156.82          164.41
                 6/16/2000        130.00        157.63          148.59
                 6/23/2000        125.00        155.16          153.53
                 6/30/2000        125.00        156.57          161.98
                  7/7/2000        120.00        159.18          161.58
                 7/14/2000        125.00        162.53          166.80
                 7/21/2000        132.50        159.32          154.91
                 7/28/2000        125.00        152.83          135.83
                  8/4/2000        122.50        157.47          140.07
                 8/11/2000        120.00        158.42          140.13
                 8/18/2000        120.00        160.56          142.09
                 8/25/2000        120.00        162.15          148.63
                  9/1/2000        197.50        163.69          155.58

----------
[1] Peer Group includes ENCD, PTNX, TACT, EFII, CANNY, HWP, RICOY, LXK, LR, IKN, DANKY, GISX, AND XRX.

                                  PROJECT OPAL
                           Analysis of Trading Volume
                 (in millions, except per share data and ratios)
--------------------------------------------------------------------------------

                                                                                  Market Price
                                                              Market Price     -----------------
                                                                52 Week         As of    As % of  Shares Outstanding
                                                            ----------------                      ------------------
Ticker   Exchange   Company                                   High     Low     09/07/00   High     Total   Float (1)
------   --------   -------------------------------------   -------  -------   --------  -------  -------  ---------
Printer Companies
ENCD       OTC      Encad, Inc.                             $  7.31   $ 2.69    $  3.31    45.3%     11.8        8.7
PTNX       OTC      Printronix, Inc.                          24.75     9.69      12.50    50.5%      6.2        4.8
TACT       OTC      Transact Technologies Incorporated        11.50     5.25       7.75    67.4%      5.6        5.1
EFII       NYSE     Electronics for Imaging, Inc.             69.31    21.06      27.31    39.4%     54.7       54.4
CANNY      NYSE     Canon, Inc. (ADR)                         51.75    25.75      43.69    84.4%*   871.6      862.8
HWP        NYSE     Hewlett-Packard Company                  138.00    53.24     123.81    89.7%*   997.0      804.8
RICOY      OTC      Ricoh Company, Ltd (ADR)                 113.46    80.46      91.81    80.9%*   138.3      136.9
LXK        NYSE     Lexmark International Group. Inc.        135.88    43.16      64.00    47.1%    127.5      126.1
                    ------------------------------------------------------------------------------------------------
                    Average                                                                49.9%
                    ================================================================================================


                                                                                                            Average Volume
                                                           Daily Volume (2)      Daily Volume as a % Float     as a % of     Daily
                                                         ---------------------  -------------------------    Total Shares    Volume
Ticker   Exchange   Company                              Average   High   Low   Average    High     Low      Outstanding     ($000)
------   --------   ------------------------------------ -------  ------ -----  -------   ------   ------   --------------- --------
Printer Companies
ENCD       OTC      Encad, Inc                              0.08    0.40  0.00   1.0%      4.6%      0.0%        0.7%       $    395
PTNX       OTC      Printronix, Inc.                        0.02    0.25  0.00   0.4%      5.2%      0.0%        0.3%            161
TACT       OTC      Transact Technologies Incorporated      0.02    0.21  0.00   0.5%      4.2%      0.0%        0.4%            202
EFII       NYSE     Electronics for Imaging, Inc.           1.12   22.79  0.16   2.1%     41.9%      0.3%        2.0%         50,131
CANNY      NYSE     Canon, Inc. (ADR)                         NA      NA    NA    NA        NA        NA          NA              NA
HWP        NYSE     Hewlett-Packard Company                 4.07   21.43  0.69   0.5%      2.7%      0.1%        0.4%        397,543
RICOY      OTC      Ricoh Company, Ltd. (ADR)                 NA      NA    NA    NA        NA        NA          NA              NA
LXK        NYSE     Lexmark International Group. Inc.       1.32   11.87  0.22   1.0%      9.4%      0.2%        1.0%        112,233
                    ----------------------------------------------------------------------------------------------------------------
                    Average                                 1.11    9.49  0.18   0.9%     11.3%      0.1%        0.8%       $ 93,477
                    ================================================================================================================


                                                                                Market Price
                                                             Market Price      -----------------
                                                                52 Week         As of    As % of  Shares Outstanding
                                                            ---------------                       ------------------
Ticker   Exchange   Company                                  High     Low      09/07/00   High     Total   Float (1)
------   --------   -------------------------------------   ------  -------    --------  -------  -------  ---------
U.S. Copiers
LR       NYSE       Lanier, Worldwide, Inc.                 $ 6.50  $ 0.44      $ 1.06     16.3%     83.0      74.2
IKN      NYSE       Ikon Office Solutions                    12.44    3.88        4.94     39.7%    145.9     145.7
DANKY    OTC        Danka Business Systems                   14.13    1.41        2.25     15.9%     59.2      13.5
GISX     OTC        Global Imaging Systems, Inc.             20.88    5.81        6.94     33.2%     18.1       9.2
XRX      NYSE       Xerox Corporation                        49.50   14.56       15.94     32.2%    666.8     661.6
                    -----------------------------------------------------------------------------------------------
                    Average                                                                27.5%
                    ===============================================================================================
                    -----------------------------------------------------------------------------------------------
                    Combined Average                                                       38.7%
                    ===============================================================================================
         NYSE       OPAL                                    $ 5.13  $ 2.50       54.94     96.3%     14.4       5.4

                                                                                                            Average Volume
                                                           Daily Volume (2)      Daily Volume as a % Float     as a % of     Daily
                                                         ---------------------  -------------------------    Total Shares    Volume
Ticker   Exchange   Company                              Average   High   Low   Average    High     Low     Outstanding      ($000)
------   --------   ------------------------------------ -------  ------ -----  -------   ------   ------   --------------- --------
U.S Copiers
LR       NYSE       Lanier, Worldwide, Inc.                 0.89   7.18  0.05    1.2%      9.7%     0.1%         1.1%       $  2,046
IKN      NYSE       Ikon Office Solutions                   0.56   9.99  0.08    0.4%      6.9%     0.1%         0.4%          3,679
DANKY    OTC        Danka Business Systems                  0.42   4.29  0.07    3.1%     31.8%     0.5%         0.7%          3,138
GISX     OTC        Global Imaging Systems, Inc.            0.09   0.99  0.01    1.0%     10.7%     0.1%         0.5%            938
XRX      NYSE       Xerox Corporation                       5.87  46.24  1.26    0.9%      7.0%     0.2%         0.9%        145,793
                    ----------------------------------------------------------------------------------------------------------------
                    Average                                 1.57  13.74  0.29    1.3%     13.2%     0.2%         0.7%       $ 31,119
                    ================================================================================================================
                    ----------------------------------------------------------------------------------------------------------------
                    Combined Average                        1.32  11.42  0.23    1.1%     12.2%     0.1%         0.8%       $ 65,133
                    ================================================================================================================
         NYSE       OPAL                                    0.02   0.47  0.00    0.4%      8.6%     0.0%         0.1%       $     67


----------
Note NA indicates data is not available; NM indicates data is not meaningful;
* indicates multiple is excluded from calculations; F indicates Fiscal Year Estimate.

(1)   Source: Bloomberg dated July 31, 2000.
(2)   From September 7, 1999 to present.

                               IV. Stock Ownership

                                  PROJECT OPAL
                               Ownership Analysis
--------------------------------------------------------------------------------
                                                        Number of     As Percent
                                                          Shares       of Total
                                                        ---------     ----------
Total Shares Outstanding as of June 30, 2000:           13,266,131       100.0%

     Top Institutional Ownership [1]          Date
-----------------------------------------  ----------
DIMENSIONAL FD ADVISORS, INC                20-Jul-00      299,093        2.25%
VAN DEN BERG MANAGEMENT, INC                20-Jul-00      174,630        1.32%
COLLEGE RETIRE EQUITIES                     20-Jul-00       55,364        0.42%
VANGUARD GROUP                              20-Jul-00       48,617        0.37%
HOWSON TATTERSALL INVESTMENT COUNSEL LTD    20-Jul-00       44,078        0.33%
CONNING ASSET MANAGEMENT CO                 20-Jul-00       24,900        0.19%
NORTHERN TRUST QUANTITATIVE ADVISORS, INC   20-Jul-00       14,517        0.11%
MELLON PRIVATE ASSET MGMT                   20-Jul-00       13,963        0.11%
BARCLAYS GLOBAL INVESTORS                   20-Jul-00       12,287        0.09%
LEGG MASON WOOD WALKER, INC                 20-Jul-00        9,990        0.08%
AMSOUTH BANCORPORATION                      20-Jul-00        2,754        0.02%
NORTHERN TRUST GLOBAL INVESTMENTS           20-Jul-00        1,800        0.01%
MERRILL, LYNCH & COMPANY, INC               20-Jul-00        1,554        0.01%
LOOMIS, SAYLES & COMPANY, L.P.              20-Jul-00        1,000        0.01%
COMMERCE BANCSHARES INC                     31-Mar-00          300        0.00%
--------------------------------------------------------------------------------
Total Institutional Holdings                               704,847        5.31%
================================================================================

                                                       Number of    As a Percent
  Insider and 5% Ownership [2]                Date       Shares       of Total
-----------------------------------------  ----------  ----------   ------------
MINOLTA INVESTMENT CO                       12-Jul-99   7,570,000        57.06%
EDWARD E. LUCENTE                           25-Jul-00     140,617[3]      1.06%
ALBERT A. BUTLER                            25-Jul-00       6,803[4]      0.05%
MARINO J. NICCOLA                           25-Jul-00       6,164[5]      0.05%
THOMAS L. MCGOOGAN                          25-Jul-00       5,062[6]      0.04%
F. RIDGON CURRIE                            25-Jul-00       8,363[7]      0.06%
MICHAEL C. DOW                              25-Jul-00      53,112[8]      0.40%
HIROSHI FUJI                                25-Jul-00           0[9]      0.00%
TIM GARNER                                  25-Jul-00           0[10]     0.00%
ALLEN A. HANS                               25-Jul-00           0[9]      0.00%
RYUSHO KUTANI                               25-Jul-00           0[9]      0.00%
JAN SUNDELIN                                25-Jul-00           0[11]     0.00%
YOSHISUKE TAKEKIDA                          25-Jul-00           0[9]      0.00%
WILLIAM R. BOWLES                           25-Jul-00       1,470[9]      0.01%
ROBERT J. MATERNA                           25-Jul-00           0[9]      0.00%
-------------------------------------------------------------------------------
Total Insider and 5% Holdings                            7,791,591       58.73%
================================================================================
--------------------------------------------------------------------------------
Total Retail Holdings                                    4,769,693       35.95%
================================================================================

[1]   Source: Management of Opal and CDA Spectrum
[2] Insider figures are from May 15, 2000 proxy. Options provided by management of Opal
[3]   Excludes exercisable options to purchase 589,000 shares.
[4]   Excludes exercisable options to purchase 70,000 shares.
[5]   Excludes exercisable options to purchase 80,000 shares.
[6]   Excludes exercisable options to purchase 25,980 shares.
[7]   Excludes exercisable options to purchase 20,000 shares.
[8]   Excludes exercisable options to purchase 54,932 shares.
[9]   Excludes non-exercisable options of 10,000 shares.
[10]  Excludes non-exercisable options of 20,000 shares.
[11]  Excludes non-exercisable options of 100,000 shares.

[PIE GRAPH OMITTED]

                                  PROJECT OPAL
                       Schedule of Outstanding Options (1)
--------------------------------------------------------------------------------

                   Per Share                   Cumulative     Cumulative                    Cumulative
    Options        Exercise     Aggregate        Options       Exercise     In-the-Money   In-the-Money
  Outstanding        Price    Exercise Price   Outstanding       Price        Options      Options Price
  -----------      ---------  --------------   -----------    ----------    ------------   -------------
      133,333       $   2.44      $  324,999       133,333    $  324,999         133,333      $  324,999
       66,666           2.69         179,165       199,999       504,164          66,666         179,165
        6,000           2.81          16,875       205,999       521,039           6,000          16,875
        7,466           2.81          20,998       213,465       542,037           7,466          20,998
        7,466           2.81          20,998       220,931       563,035           7,466          20,998
       87,357           2.81         245,692       308,288       808,727          87,357         245,692
        5,000           2.88          14,375       313,288       823,102           5,000          14,375
        5,000           2.88          14,375       318,288       837,477           5,000          14,375
       19,500           2.88          56,063       337,788       893,539          19,500          56,063
       10,000           3.00          30,000       347,788       923,539          10,000          30,000
      112,000           3.00         336,000       459,788     1,259,539         112,000         336,000
        8,000           3.06          24,500       467,788     1,284,039           8,000          24,500
       50,000           3.06         153,125       517,788     1,437,164          50,000         153,125
       10,000           3.06          30,625       527,788     1,467,789          10,000          30,625
      100,000           3.06         306,250       627,788     1,774,039         100,000         306,250
          600           3.06           1,838       628,388     1,775,877             600           1,838
       20,000           3.06          61,250       648,388     1,837,127          20,000          61,250
       10,000           3.06          30,625       658,388     1,867,752          10,000          30,625
       50,000           3.06         153,125       708,388     2,020,877          50,000         153,125
       50,000           3.06         153,125       758,388     2,174,002          50,000         153,125
      413,085           3.06       1,265,073     1,171,473     3,439,075         413,085       1,265,073
        5,000           3.31          16,563     1,176,473     3,455,637           5,000          16,563
       50,000           3.44         171,875     1,226,473     3,627,512          50,000         171,875
       14,180           3.69          52,289     1,240,653     3,679,801          14,180          52,289
       10,000           3.75          37,500        10,000        37,500          10,000          37,500
       10,000           3.75          37,500        20,000        75,000          10,000          37,500
       10,000           3.75          37,500        30,000       112,500          10,000          37,500
       10,000           3.75          37,500        40,000       150,000          10,000          37,500
       10,000           3.75          37,500        50,000       187,500          10,000          37,500
       10,000           3.75          37,500        60,000       225,000          10,000          37,500
      270,000           3.75       1,012,500       330,000     1,237,500         270,000       1,012,500
       10,000           3.75          37,500       340,000     1,275,000          10,000          37,500
       20,000           3.75          75,000       360,000     1,350,000          20,000          75,000
        5,000           3.88          19,375       365,000     1,369,375           5,000          19,375
        5,000           3.88          19,375       370,000     1,388,750           5,000          19,375
       25,000           3.88          96,875       395,000     1,485,625          25,000          96,875
      100,000           3.94         393,750       495,000     1,879,375         100,000         393,750
      500,000           3.94       1,968,750       995,000     3,848,125         500,000       1,968,750
       25,000           3.94          98,438     1,020,000     3,946,563          25,000          98,438
       25,000           3.94          98,438     1,045,000     4,045,000          25,000          98,438
      100,000           3.94         393,785     1,145,000     4,438,785         100,000         393,785
       36,672           4.38         160,440     1,181,672     4,599,225          36,672         160,440
       40,000           4.44         177,500     1,221,672     4,776,725          40,000         177,500
        5,633           4.44          24,996     1,227,305     4,801,721           5,633          24,996
        1,500           4.63           6,938     1,228,805     4,808,659           1,500           6,938
          700           4.63           3,238     1,229,505     4,811,896             700           3,238
       20,850           4.63          96,431     1,250,355     4,908,328          20,850          96,431
        5,000           5.13          25,625     1,255,355     4,933,953           5,000          25,625
        5,000           5.50          27,500     1,260,355     4,961,453           5,000          27,500

                                  PROJECT OPAL
                       Schedule of Outstanding Options (1)
--------------------------------------------------------------------------------

                Per Share                     Cumulative    Cumulative                    Cumulative
    Options      Exercise      Aggregate        Options      Exercise    In-the-Money    In-the-Money
  Outstanding     Price     Exercise Price    Outstanding     Price         Options      Options Price
  -----------   ---------   --------------    -----------   ----------   ------------    -------------
        6,000      $ 5.63       $   33,750      1,266,355   $4,995,203          6,000       $   33,750
        5,000        5.63           28,125      1,271,355    5,023,328          5,000           28,125
        5,000        5.63           28,125      1,276,355    5,051,453          5,000           28,125
        5,000        5.63           28,125      1,281,355    5,079,578          5,000           28,125
        5,000        5.63           28,125      1,286,355    5,107,703          5,000           28,125
       42,350        5.63          238,219      1,328,705    5,345,921         42,350          238,219
        5,000        8.75           43,750      1,333,705    5,389,671              0                0
        5,000        8.75           43,750      1,338,705    5,433,421              0                0
       25,000        8.75          218,750      1,363,705    5,652,171              0                0
        5,000        8.88           44,375      1,368,705    5,696,546              0                0
        5,000        8.88           44,375      1,373,705    5,740,921              0                0
        5,000        8.88           44,375      1,378,705    5,785,296              0                0
        5,000        8.88           44,375      1,383,705    5,829,671              0                0
       15,000        8.88          133,125      1,398,705    5,962,796              0                0
        5,000       15.00           75,000      1,403,705    6,037,796              0                0
  -----------               --------------                               ------------    -------------
    2,644,358                   $9,717,597                                  2,569,358       $9,025,722
  ===========               ==============                               ============    =============

    ========================================================================
    Purchase      Cumulative                  Additional
      Price        Exercise    In-the-Money     Shares      Fully Diluted
    Per Share       Price        Options      Outstanding    Shares Out (2)
    ---------     ----------   ------------   -----------   ---------------
      $6.00       $9,025,722     2,569,358     1,065,071       14,331,202


    Purchase                                 Cumulative   Net Value of
      Price      In-the-Money    Value of      Exercise     In-the-Money
    Per Share       Options       Options        Price         Options
    ---------    ------------  -----------    ----------   ------------
      $6.00        2,569,358   $15,416,148    $9,025,722    $6,390,426
    =======================================================================
----------
(1)   Options schedule provided by management of Opal as of July 27, 2000.
(2) Assumes 13,266,131 shares outstanding as of June 30, 2000 (assumes a stock price $6.00 for the treasury stock method).

                             V. Valuation Analysis

                                  PROJECT OPAL
                              Valuation Summary (1)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                      Pre NOL
                                                                         ---------------------------------
                                                                         Weighted
            Valuation Methodology                                         Average   Median    High    Low
----------------------------------------------------------------------   --------   ------   ------   ----

Analysis of Comparable Public Companies - Combined                        $ 4.61    $ 1.05   $10.13     NM

Analysis of Comparable Merger and Acquisition Transactions - All            4.97        NM    18.26     NM

Analysis of Comparable Merger and Acquisition Transactions - Key Peers      5.30        NM    15.16     NM

Discounted Cash Flow Analysis - Base Case                                   8.51      8.43    12.83   4.84

Discounted Cash Flow Analysis - Downside Case                               4.30      4.23     7.78   1.36

----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                         Post NOL
                                                                                     -----------------------------------
                                                                                     Weighted
            Valuation Methodology                                            NOL      Average   Median    High     Low
----------------------------------------------------------------------      -----    --------   ------   ------   ------

                                                                                      ------
Analysis of Comparable Public Companies - Combined                       +  $0.90  =  $ 5.52     $1.96   $11.03       NM

Analysis of Comparable Merger and Acquisition Transactions - All             0.90       5.88        NM    19.16       NM

Analysis of Comparable Merger and Acquisition Transactions - Key Peers       0.90       6.20        NM    16.06       NM

Discounted Cash Flow Analysis - Base Case                                    0.90       9.41      9.33    13.74   $ 5.74

Discounted Cash Flow Analysis - Downside Case                                0.90       5.20      5.13     8.69     2.27
                                                                                      ------

------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Analysis of Premiums Paid in Selected Minority Investments (2)              1 Day     $ 3.74
                                                                            1 Week    $ 3.74
                                                                            4 Weeks   $ 3.83
----------------------------------------------------------------------------------------------

----------
(1) Based on 14,331,202 diluted shares outstanding as of June 30, 2000 (assumes a stock price of $6.00 for the treasury stock method).
(2) Based on $3.00 price prior to SC13D filing by Minolta as of August 31, 2000.

                                  PROJECT OPAL
                     Analysis of Comparable Public Companies
                          Valuation Summary - Combined
                     ($ in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                                                           Implied
                                                LTM        Number of                 Implied    Implied    Equity
                                             Operating    Comparable    Average     Enterprise   Equity      Per
       Valuation Parameter                  Results (1)    Companies   Multiples       Value    Value(2)   Share (3)     Weighting
--------------------------------------      -----------   ----------   ---------    ----------  --------   ---------     ---------
Enterprise Value/LTM Revenues                $288,825          9             0.8 x   $234,844   $145,175    $10.13         15.0%

Enterprise Value/LTM EBITDA                     6,639          7             6.4       42,450         --        --         10.0%

Enterprise Value/LQA EBITDA (4)                18,469          7             6.4      118,099     28,430      1.98         15.0%

Enterprise Value/LTM EBITDA - CAPEX           (18,559)         7             9.5           NM         --        --          5.0%

Enterprise Value/LTM EBIT                      (9,211)         7            10.8           NM         --        --          5.0%

Market Value/LTM Net Income (Loss) (5)        (21.458)         6             9.3           NA         --        --          5.0%

Market Value/2000E Net Income (5)               7,757          6            10.2           NA     79,218      5.53         25.0%

Market Value/2001E Net Income (5)              14,029          8             9.3           NA    130,137      9.08         15.0%

Market Value/LTM Book Value                    10,159          9             1.5           NA     15,089      1.05          5.0%

                                                                       -------------------------------------
                                                                       Average            $ 44,228     $3.09
                                                                       -------------------------------------
                                                                       Weighted Average     66,120      4.61
                                                                       -------------------------------------
                                                                       Median               15,089      1.05
                                                                       -------------------------------------
                                                                       High                145,175     10.13
                                                                       -------------------------------------
                                                                       Low                      NM        NM
                                                                       -------------------------------------

----------
(1) Latest twelve months operating results are for the twelve months ended June 30, 2000.
(2) Reflects net debt (total debt less cash and cash equivalents) of approximately $89.7 million as of June 30, 2000.
(3) Based on 14,331,202 diluted shares outstanding as of June 30, 2000 (assumes a stock price of $600 for the treasury stock method).
(4)   Annualized EBITDA from quarter ended June 30, 2000.
(5) Assumes a tax rate of 4.8%, 9.1% and 8.2% for the latest twelve months ended June 30, 2000, and the fiscal years 2000E and 2001E, respectively

                                  PROJECT OPAL
                     Analysis of Comparable Public Companies
                 (in millions, except per share data and ratios)

                                                                                 Market Price         Market Price
                                                                                    52 Week      ----------------------
                                                                                --------------     As of       As % of
 Ticker       Exchange                  Company                   FYE    LTM     High     Low     09/07/00       High
--------     ----------    ------------------------------------  -----  -----   ------   -----   ----------   ---------
Printer Companies
-----------------
ENCD          OTC          Encad, Inc                              DC    6/00    $7.31   $2.69        $3.31       45.3%
PTNX          OTC          Printronix, Inc.                        MR    6/00    24.75    9.69        12.50       50.5%
TACT          OTC          Transact Technologies Incorporated      DC    6/00    11.50    5.25         7.75       67.4%
EFII          NYSE         Electronics for Imaging, Inc.           DC    6/00    69.31   21.06        27.31       39.4%
CANNY         NYSE         Canon, Inc. (ADR)                       DC    6/00    51.75   25.75        43.69       84.4% *
HWP           NYSE         Hewlett-Packard Company                 OC    7/00   138.00   53.24       123.81       89.7%
RICOY         OTC          Ricoh Company, Ltd (ADR)                MR    3/00   113.46   80.46        91.81       80.9% *
LXK           NYSE         Lexmark International Group, Inc.       DC    6/00   135.88   43.16        64.00       47.1%

                          ---------------------------------------------------------------------------------------------
                           Average                                                                                56.6%
                          =============================================================================================

U.S. Copiers
------------
LR            NYSE         Lanier Worldwide, Inc.                  JN    3/00    $6.50   $0.44        $1.06       16.3%
IKN           NYSE         Ikon Office Solutions                   SP    6/00    12.44    3.88         4.94       39.7%
DANKY         OTC          Danka Business Systems                  MR    6/00    14.13    1.41         2.25       15.9%
GISX          OTC          Global Imaging Systems, Inc.            MR    6/00    20.88    5.81         6.94       33.2%
XRX           NYSE         Xerox Corporation                       DC    6/00    49.50   14.56        15.94       32.2%

                          ---------------------------------------------------------------------------------------------
                           Average                                                                                27.5%
                          =============================================================================================

                          ---------------------------------------------------------------------------------------------
                           Combined Average                                                                       43.3%
                          =============================================================================================

              NYSE         OPAL                                    MR    6/00    $5.13   $2.50        $4.94       96.3%

                                                                                 Earnings Per Share(1)        Price/Earnings
                                                                   Est. 5yr     -----------------------   -----------------------
                                                                  EPS Growth             Cal.     Cal.             Cal.     Cal.
 Ticker       Exchange                  Company                       Rate       LTM     2000     2001     LTM     2000     2001
--------     ----------    ------------------------------------  ------------   -----   ------   ------   -----   ------   ------
Printer Companies
-----------------
ENCD          OTC          Encad, Inc                                   25.0%  ($0.07)  ($0.06)      NA      NM x     NM x     NA x
PTNX          OTC          Printronix, Inc.                                NA    1.22     1.26     1.97    10.2      9.9      6.3
TACT          OTC          Transact Technologies Incorporated              NA   (0.09)   (0.07)    0.34      NM       NM     22.8
EFII          NYSE         Electronics for Imaging, Inc.                15.0%    1.81     1.70     2.00    15.1     16.1     13.7
CANNY         NYSE         Canon, Inc. (ADR)                            22.0%    0.77     1.26     1.47    56.7 *   34.7 *   29.7 *
HWP           NYSE         Hewlett-Packard Company                      15.0%    3.39     3.72     4.58 F  36.5 *   33.3 *   27.0 *
RICOY         OTC          Ricoh Company, Ltd (ADR)                        NA    2.26     2.68     2.72    40.6 *   34.3 *   33.8 *
LXK           NYSE         Lexmark International Group, Inc.            20.0%    2.50     2.60     3.06    25.6 *   24.6 *   20.9 *

                          ---------------------------------------------------------------------------------------------------------
                           Average                                                                         12.7 x   13.0 x   14.3 x
                          =========================================================================================================

U.S. Copiers
------------
LR            NYSE         Lanier Worldwide, Inc.                       11.0%   $0.35     $0.20   $0.27 F   3.0 x    5.3 x    3.9 x
IKN           NYSE         Ikon Office Solutions                           NA    0.66      0.75    0.90 F   7.5      6.6      5.5
DANKY         OTC          Danka Business Systems                       28.0%    0.11     (0.14)   0.46    20.5 *     NM      4.9
GISX          OTC          Global Imaging Systems, Inc.                 25.0%    0.80      0.86    1.15     8.7      8.1      6.0
XRX           NYSE         Xerox Corporation                            16.0%    1.42      1.04    1.44    11.2     15.3     11.1

                          ---------------------------------------------------------------------------------------------------------
                           Average                                                                          7.6 x    8.8 x    6.3 x
                          =========================================================================================================

                          ---------------------------------------------------------------------------------------------------------
                           Combined Average                                                                 9.3 x   10.2 x    9.3 x
                          =========================================================================================================

              NYSE         OPAL                                         19.0%  ($1.99)   $0.54    $0.98      NM x    9.1 x    5.0 x

                                                                                  Market     Book      Price/
 Ticker       Exchange                  Company                   Shares           Cap       Value      Book
--------     ----------    ------------------------------------  --------        --------   -------   --------
Printer Companies
-----------------
ENCD          OTC          Encad, Inc                                11.8           $39.2     $48.8        0.8 x
PTNX          OTC          Printronix, Inc.                           6.2            77.1      70.4        1.1
TACT          OTC          Transact Technologies Incorporated         5.6            43.4      12.0        3.6
EFII          NYSE         Electronics for Imaging, Inc.             54.7         1,492.7     577.0        2.6
CANNY         NYSE         Canon, Inc. (ADR)                        871.6        38,078.0  11,758.3        3.2 *
HWP           NYSE         Hewlett-Packard Company                  997.0 (2)   123,441.1  14,611.0        8.4 *
RICOY         OTC          Ricoh Company, Ltd (ADR)                 138.3        12,696.6   5,257.3        2.4 *
LXK           NYSE         Lexmark International Group, Inc.        127.5         8,157.1     701.0       11.6 *

                          --------------------------------------------------------------------------------------
                           Average                                                                         2.0 x
                          ======================================================================================

U.S. Copiers
------------
LR            NYSE         Lanier Worldwide, Inc.                    83.0           $88.2    $155.7        0.6 x
IKN           NYSE         Ikon Office Solutions                    145.9           720.2   1,445.0        0.5
DANKY         OTC          Danka Business Systems                    59.2           133.1     168.9        0.8
GISX          OTC          Global Imaging Systems, Inc.              18.1           125.8     113.9        1.1
XRX           NYSE         Xerox Corporation                        666.8        10,626.4   4,591.0        2.3

                          --------------------------------------------------------------------------------------
                           Average                                                                         1.1 x
                          ======================================================================================

                          --------------------------------------------------------------------------------------
                           Combined Average                                                                1.5 x
                          ======================================================================================

              NYSE         OPAL                                      14.3           $70.8     $10.2        7.0 x

----------
Note NA indicates data is not available, NM indicates data is not meaningful; * indicates multiple is excluded from calculations; F indicates Fiscal Year Estimate.

(1) Earnings estimates are from First Call as of September 07, 2000 except Opal, which are provided by management of Opal.
(2)   Shares outstanding are reported as of April 30, 2000.

                                  PROJECT OPAL
                     Analysis of Comparable Public Companies
                 (in millions, except per share data and ratios)

                                                                                                LTM
                                                                              --------------------------------------
                                          Total      Total      Enterprise
                 Company                   Debt     Cash(1)      Value (2)     Revenues       EBIT        EBITDA
------------------------------------     -------   ---------   ------------   ----------     ------      --------
Printer Companies
-----------------
Encad, Inc                                 $0.0       $15.5          $23.8       $109.0      ($2.1)         $0.6
Printronix, Inc.                           21.5        13.5           85.2        185.1       12.6          21.0
Transact Technologies Incorporated          8.1         0.4           51.1         48.1       (0.5)          1.9
Electronics for Imaging, Inc.               3.3       456.3        1,039.7        609.6      133.9 (4)     148.2 (4)
Canon, Inc. (ADR)                       3,550.0     4,809.0       36,819.0     27,865.2    2,195.8       3,750.0
Hewlett-Packard Company                 5,015.0     5,052.0      123,404.1     46.881.0    3,843.0       5,440.1
Ricoh Company, Ltd. (ADR)               5,001.2     1,085.8       16,612.0     14,050.1      863.3       1,464.7
Lexmark International Group, Inc.         200.6        52.6        8.305.1      3,632.7      495.1         578.4

--------------------------------------------------------------------------------------------------------------------
Average
====================================================================================================================

U.S. Copies
-----------
Lanier Worldwide, Inc.                   $677.9       $10.3         $755.8     $1,382.4      $98.4        $202.1
Ikon Office Solutions                   3,514.2        49.2        4,185.1      5,497.8      261.4 (5)     456.5 (5)
Danka Business Systems                    804.0        53.9          883.2      2,390.1       95.2 (6)     255.4 (6)
Global Imaging Systems, Inc.              259.9         2.4          383.3        510.1       52.3          71.3
Xerox Corporation                      17,061.0         0.1       27,687.3     19,185.0    1,344.0 (7)   2,317.0 (7)

--------------------------------------------------------------------------------------------------------------------
Average
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
Combined Average
====================================================================================================================

OPAL                                      $93.0        $4.0         $159.0       $288.8      ($9.2) (8)     $6.6 (8)

                                            LTM                                                        Enterprise Value/LTM
                                       ------------------------------------------------------     ---------------------------------
                                                               Tax        EDIT        EBITDA
                 Company                Cash Flow (3)         Rate       Margin       Margin       Revenues      EBIT      EBITDA
------------------------------------   ---------------       ------     --------     --------     ----------    ------    --------
Printer Companies
-----------------
Encad, Inc                                      ($1.1)        23.0%        (1.9%)        0.6%           0.2 x      NM x      36.9 x
Printronix, Inc.                                  7.9         32.9%         6.8%        11.3%           0.5       6.8         4.1
Transact Technologies Incorporated               (1.7)        23.9%        (1.1%)        3.9%           1.1        NM        27.5 *
Electronics for Imaging, Inc.                   134.2         33.0%        22.0%        24.3%           1.7       7.8         7.0
Canon, Inc. (ADR)                             2,980.4         53.0% *       7.9%        13.5% *         1.3 *    16.8 *       9.8 *
Hewlett-Packard Company                       3,972.1         26.0%         8.2%        11.6%           2.6 *    32.1 *      22.7 *
Ricoh Company, Ltd. (ADR)                       912.0         40.3% *       6.1% *      10.4%           1.2 *    19.2 *      11.3 *
Lexmark International Group, Inc.               309.0         30.6%        13.6%        15.9%           2.3 *    16.8 *      14.4 *

-----------------------------------------------------------------------------------------------------------------------------------
Average                                                       28.2%         7.9%        11.3%           0.9 *     7.3 x       5.5 x
===================================================================================================================================

U.S. Copies
-----------
Lanier Worldwide, Inc.                         $100.1         35.5%         7.1%        14.6%           O.5 x     7.7 x       3.7 x
Ikon Office Solutions                           354.6         57.4%         4.8% *       8.3%           0.8      16.0         9.2
Danka Business Systems                          137.5         28.0%         4.0%        10.7%           0.4       9.3         3.5
Global Imaging Systems, Inc.                     60.6         44.8%        10.3%        14.0%           0.8       7.3         5.4
Xerox Corporation                             1,715.0         31.0%         7.0%        12.1%           1.4      20.6        11.9

-----------------------------------------------------------------------------------------------------------------------------------
Average                                                       39.3%         6.6%        11.9%           0.8 x    12.2 x       6.7 x
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Combined Average                                              33.3%         7.3%        11.6%           0.8 x    10.8 x       6.4 x
===================================================================================================================================

OPAL                                           ($18.6) (9)     4.8%        (3.2%)        2.3%           0.6 x      NM x      24.1 x

                                          Enterprise
                                          Value/LTM             3 Year CAGR
                                       ---------------    -----------------------
                                                                           Net
                 Company                Cash Flow (3)      Revenues       Income
------------------------------------   ---------------    ----------     --------
Printer Companies
-----------------
Encad, Inc                                         NM x       (11.1%)      (58.1%)
Printronix, Inc.                                 10.7           5.7%       (16.8%)
Transact Technologies Incorporated                 NM         (12.3%)      (74.3%)
Electronics for Imaging, Inc.                     7.7          23.6%        17.5%
Canon, Inc. (ADR)                                12.4 *        10.0%       (13.2%) *
Hewlett-Packard Company                          31.1 *         9.3%         5.8%
Ricoh Company, Ltd. (ADR)                        18.2 *         4.1% *     (19.0%)
Lexmark International Group, Inc.                26.9 *        17.7%        46.2%

----------------------------------------------------------------------------------
Average                                           9.2 x         5.5%       (13.3%)
==================================================================================

U.S. Copies
-----------
Lanier Worldwide, Inc.                            7.5 x        10.6%       (16.8%)
Ikon Office Solutions                            11.8           3.8%       (31.6%)
Danka Business Systems                            6.4          17.7%          NM
Global Imaging Systems, Inc.                      6.3          69.8%        87.8%
Xerox Corporation                                16.1           2.9%        (1.0%)

----------------------------------------------------------------------------------
Average                                           9.6 x        21.0%         9.6%
==================================================================================

----------------------------------------------------------------------------------
Combined Average                                  9.5 x        12.5%        (4.1%)
==================================================================================

OPAL                                               NM x        34.8%          NM

Note NA indicate, data is not available, NM indicate, data is not meaningful, * indicates multiple is excluded from calculation, F indicates Fical Year Estimate.

(1)   Total cash includes cash and cash equivalents plus short term investments.
(2) Enterprise value equals market value plus total debt less cash and cash equivalents.
(3)   Cash Flow equals EBITDA less capital expenditures.
(4)   Excludes approximately $1.4 million in merger-related expenditures.
(5) Excludes approximately $101.1 million in shareholder litigation settlement and $105.3 million in restructuring and asset impairment charges.
(6)   Excludes approximately $l2.3 million in restructuring charge credits.
(7) Excludes approximately $27.0 million of Tektronix in-process research and development, $21.0 million gain on the affiliate's sale of stock, $504.0 million restructuring charge and asset impairments and $115.0 million in Mexico provision.
(8)   Excludes tax adjusted one time items, using LTM tax rate.
(9)   Latest twelve months of capital expenditures as of March 31, 2000.

                                  PROJECT OPAL
           Analysis of Comparable Merger and Acquisition Transactions
                      Valuation Summary - All Transactions
                     ($ in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                                                            Implied
                                         LTM         Number of                    Implied      Implied      Equity
                                      Operating      Comparable      Average     Enterprise     Equity        Per
  Valuation Parameter                 Results (1)   Transactions    Multiples      Value       Value (2)    Share (3)     Weighting
-------------------------------       -----------   ------------    ---------    ----------    ---------    ---------     ---------

Enterprise Value/LTM Revenues         $288,825          12           1.2 x       $351,345     $261,676       $18.26         20.0%

Enterprise Value/LTM EBITDA              6,639           9           8.7           57,502          --           --          15.0%

Enterprise Value/LQA EBITDA (4)         18,469           9           8.7          159,974       70,305         4.91         25.0%

Enterprise Value/LTM EBITDA - CAPEX    (18,559)          6           9.9               NM          --           --          10.0%

Enterprise Value/LTM EBIT               (9,211)          7          11.0               NM          --           --          10.0%

Market Value/LTM Net Income (Loss)     (21,458)          7          16.7               NA          --           --          15.0%

Market Value/LTM Book Value             10,159          14           2.7          117,017       27,348         1.91          5.0%

                                                                    -----------------------------------------------
                                                                    Average                    $51,333        $3.58

                                                                    Weighted Average            71,279         4.97

                                                                    Median                          NM           NM

                                                                    High                       261,676        18.26

                                                                    Low                             NM           NM
                                                                    -----------------------------------------------

----------
(1) Latest twelve months operating results are for the twelve months ended June 30, 2000.
(2) Reflects net debt (total debt less cash and cash equivalents) of approximately $89.7 million as of June 30, 2000.
(3) Based on 14,331,202 diluted shares outstanding as of June 30, 2000 (assumes a stock price of $6.00 for the treasury stock method).
(4)   Annualized EBITDA from quarter ended June 30, 2000.

                                  PROJECT OPAL
                    Valuation Summary - Key Peer Transactions
                     ($ in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                                                            Implied
                                         LTM         Number of                    Implied      Implied      Equity
                                      Operating      Comparable      Average     Enterprise     Equity        Per
  Valuation Parameter                 Results (1)   Transactions    Multiples      Value       Value (2)    Share (3)     Weighting
-------------------------------       -----------   ------------    ---------    ----------    ---------    ---------     ---------

Enterprise Value/LTM Revenues         $288,825          3             1.1 x       $306,908     $217,239       $15.16         15.0%

Enterprise Value/LTM EBITDA              6,639          3             9.3           61,922          --           --          10.0%

Enterprise Value/LQA EBITDA (4)         18,469          3             9.3          172,272       82,603         5.76         20.0%

Enterprise Value/LTM EBITDA - CAPEX    (18,559)         1            11.8               NM          --           --           5.0%

Enterprise Value/LTM EBIT               (9,211)         2            10.5               NM          --           --           10.0%

Market Value/LTM Net Income (Loss)     (21,458)         2            12.6               NA          --           --           15.0%

Market Value/Forward Net Income          7,757          3            16.6               NA      129,033         9.00          20.0%

Market Value/LTM Book Value             10,159          3             1.9               NA       19,537         1.36           5.0%

                                                                     -----------------------------------------------
                                                                     Average                    $39,463        $2.75

                                                                     Weighted Average            75,890         5.30

                                                                     Median                          NM           NM

                                                                     High                       217,239        15.16

                                                                     Low                             NM           NM
                                                                     -----------------------------------------------

----------
(1) Latest twelve months operating results are for the twelve months ended June 30, 2000.
(2) Reflects net debt (total debt less cash and cash equivalents) of approximately $89.7 million as of June 30, 2000.
(3) Based on 14,331,202 diluted shares outstanding as of June 30, 2000 (assumes a stock price of $6.00 for the treasury stock method).
(4)   Annualized EBITDA from quarter ended June 30, 2000.

                                  PROJECT OPAL
  Analysis of Comparable Merger and Acquisition Transactions - All Transactions
                                 ($ in millions)
--------------------------------------------------------------------------------

  Date                                                                                                           Equity
Announced          Acquiror                          Target                 Target Business Description          Value(l)
----------  -----------------------------  ------------------------------  ------------------------------------- --------

  03/21/00  Zebra Technologies Corp        Comtec Information Systems Inc  Manufacture portable printing devices   $88.7

  09/22/99  Xerox Corp                     Tektronix Inc-Color Printing    Manufacture color inkjet printers       925.0

  07/14/99  Electronics for Imaging, Inc.  Management Graphics Inc         Manufacture digital imaging products     27.9

  06/08/99  Minolta Co Ltd                 QMS Inc                         Manufacture printing processors          66.9

  05/14/99  Investor Group                 Kemtek Information Systems Inc  Manufacture mid range printers           42.0

  03/09/99  Anchor Gaming                  Powerhouse Technologies         Manufacture video lottery systems       222.4

  01/07/99  Illinois Tool Works            Trident International           Manufacture printing machinery          110.2

  12/17/98  Pinnacle Systems               Truevision                      Manufacture color imaging products       11.5

  12/11/98  ACS Electronics                Technology 80                   Manufacture computer card systems         9.7

  10/06/98  Gretag Imaging Group           Raster Graphics                 Manufacture computer plotters            12.8

  07/10/98  Zebra Technologies             Eltron International            Manufacture computer printers           210.5

  04/22/98  Evans & Sutherland Computer    AccelGraphics                   Manufacture graphics accelerators        51.9

  03/06/98  ASK AS                         Proxima, Corporation            Manufacture PC liq crys display prods    79.8

  01/16/98  International Verifact         Checkmate Electronics           Manufacture, whl payment systems         47.2

  07/15/97  Axiohm SA                      DH Technology                   Manufacture, whl computer printers      199.4

  01/22/97  Western Atlas                  Norand Corporation              Manufacture electronic info systems     269.9

  06/11/96  Robotic Vision Systems         Computer Identics               Manufacture bar code scanners            42.0

                                                               Equity Value / LTM
                                                              --------------------              Enterprise Value / LTM
  Date                                     Enterprise                        Book    ---------------------------------------------
Announced          Acquirer                 Value(1)          Net Income     Value   Revenues     EBIT      EBITDA    Cash Flow(2)
----------  ----------------------------  -----------         ----------     -----   --------     ----      ------    ------------

  03/21/00  Zebra Technologies Corp           $88.4                 9.3 x     4.7 x      1.53 x    8.9 x      8.2 x          9.5 x

  09/22/99  Xerox Corp                       1160.4               659.8 *     1.5        0.62     48.1 *     11.6          287.1 *

  07/14/99  Electronics for Imaging, Inc         NA                  NA        NA          NA       NA         NA             NA

  06/08/99  Minolta Co Ltd                     78.6               146.3 *     2.6 *      0.55 *   88.1 *      7.1 *          8.2 *

  05/14/99  Investor Group                     32.9                 8.1       0.9        0.86     10.8        7.5           11.8

  03/09/99  Anchor Gaming                     262.2                48.6 *     2.5        1.30     27.4 *      9.0          321.3 *

  01/07/99  Illinois Tool Works                89.7                15.7       2.7        2.73 *    8.8        7.9            8.5

  12/17/98  Pinnacle Systems                    8.0                22.8       1.2        0.23 *   14.1        4.3            5.2

  12/11/98  ACS Electronics                     8.0                18.5       1.2        1.53     12.6       11.7           13.5

  10/06/98  Gretag Imaging Group               11.6                  NM      21.6 *      0.25 *     NM         NM             NM

  07/10/98  Zebra Technologies                199.9                17.1       3.3        1.71     10.1        8.9           23.5 *

  04/22/98  Evans & Sutherland Computer        35.2                  NM       2.1        1.09       NM         NM             NM

  03/06/98  ASK AS                             49.9                  NM       1.2        0.37       NM         NM             NM

  01/16/98  International Verifact             43.6                  NM       1.6        1.30       NM       27.6 *           NM

  07/15/97  Axiohm SA                         156.4                25.4       2.6        1.52     11.3        8.9           10.7

  01/22/97  Western Atlas                     316.1                  NM       6.3        1.31    129.8 *     23.2 *           NM

  06/11/96  Robotic Vision Systems             40.8                79.1 *     5.8        1.45     76.1 *     38.8 *        155.3 *

                                             All Transactions:
                                             -------------------------------------------------------------------------------------
                                             Average               16.7 x     2.7 x      1.22 x   11.0 x      8.7 x          9.9 x
                                             Median                17.1       2.3        1.22     11.1        8.9           10.1
                                             High                  25.4       6.3        1.71     14.1       11.7           13.5
                                             Low                    8.1       0.9        0.37      8.8        4.3            5.2
                                             -------------------------------------------------------------------------------------

                                             Key Peers Transactions (3):
                                             -------------------------------------------------------------------------------------
                                             Average               12.6 x     1.9 x      1.06 x   10.5 x      9.3 x         11.8 x
                                             Median                12.6       1.5        0.86     10.5        8.9           11.8
                                             High                  17.1       3.3        1.71     10.8       11.6           11.8
                                             Low                    8.1       0.9        0.62     10.1        7.5           11.8
                                             -------------------------------------------------------------------------------------

----------
Note: Includes completed and pending transactions.
      NA indicates data is not available; NM indicates data is not meaninful;
      * indicates multiple is excluded from calculations
      Source: SDC as of July 27, 2000.

(1) Enterprise value equals equity value plus total debt less cash and cash equivalents.
(2)   Cash Flow equals EBITDA minus capital expenditures.
(3)   Key peers transactions denoted in bold.

                                  PROJECT OPAL
                          Discounted Cash Flow Analysis
                          Valuation Summary - Base Case
                     ($ in thousands, except per share data)
--------------------------------------------------------------------------------
                          Terminal Value EBITDA Multiples (1)
                -----------------------------------------------------
                   6x          7x         8x         9x         10x
                --------    --------   --------   --------   --------

          22%   $187,425    $208,967   $230,510   $252,053   $273,596

                                       --------
          23%    181,213     201,894    222,575    243,256    263,938

Discount  24%    175,282     195,143    215,003    234,864    254,725

Rates(2)  25%    169,617     188,696    207,775    226,854    245,933

          26%    164,205     182,538    200,872    219,206    237,539
                                       --------

          27%    159,030     176,654    194,277    211,900    229,523

                                            ------------------------------------
                                            Implied Enterprise Value    $211,556
                                            Less: Net Debt (3)          $ 89,669
                                            Implied Equity Value        $121,887
                                            Per Share (4)               $   8.51
                                            ====================================

----------
(1) Based on EBITDA multiples from Analysis of Comparable Public Companies and Analysis of Comparable Merger and Acquisition Transactions.
(2) Based on current market conditions and Analysis of Comparable Public Companies.
(3) Reflects net debt (total debt less cash and cash equivalents) as of June 30, 2000.
(4) Based on 14,331,202 diluted shares outstanding as of June 30, 2000 (assumes a stock price of $6.00 for the treasury stock method).

                                  PROJECT OPAL
                  Discounted Cash Flow Analysis - Base Case (1)
                                ($ in thousands)
--------------------------------------------------------------------------------

                                                              Fiscal Year Ending March 31, (2)
                                              ----------------------------------------------------------------
                                                2000E           2001E        2002E        2003E        2004E
                                              ---------       ---------    ---------    ---------    ---------
Revenues                                      $ 358,936       $ 427,686    $ 510,117    $ 607,039    $ 698,095

   Revenue Growth                                                  19.2%        19.3%        19.0%        15.0%

EBITDA                                           29,016          34,732       43,643       52,396       58,224
   EBITDA Margin                                    8.1%            8.1%         8.6%         8.6%         8.3%

EBIT                                              8,534          15,286       24,826       34,725       40,553
   Income Tax Rate                                 35.0%           35.0%        35.0%        35.0%        35.0%

Cash Sources:
   Earnings Before Interest and After Tax         5,547           9,936       16,137       22,572       26,359
   Depreciation and Amortization Expense         20,482          19,446       18,817       17,671       17,671
                                              ---------       ---------    ---------    ---------    ---------

   Total Cash Sources                            26,029          29,382       34,954       40,243       44,030
                                              ---------       ---------    ---------    ---------    ---------

Cash Uses:
   Capital Expenditures                          11,828          11,160       11,166       11,169       11,169
   Increase in Working Capital                  (23,527)(3)       9,967       11,934       11,193       13,680
                                              ---------       ---------    ---------    ---------    ---------

   Total Cash Uses                              (11,699)         21,127       23,100       22,362       24,849
                                              ---------       ---------    ---------    ---------    ---------

Free Cash Flow                                $  37,728       $   8,255    $  11,854    $  17,881    $  19,181
                                              =========       =========    =========    =========    =========

----------
(1)   Projections have been provided by the management of Opal.
(2) Fiscal years end March 31 of the following year (i.e. Fiscal Year 2000E ends March 31, 2001).
(3)   Based on pro forma balance sheet as of May 7, 1999.

                                  PROJECT OPAL
                          Discounted Cash Flow Analysis
                        Valuation Summary - Downside Case
                     ($ in thousands, except per share data)
--------------------------------------------------------------------------------
                          Terminal Value EBITDA Multiples (1)
                -----------------------------------------------------
                   6x          7x         8x         9x         10x
                --------    --------   --------   --------   --------

          18%   $130,531    $148,199   $165,867   $183,535   $201,203

          19%    125,844     142,782    159,720    176,659    193,597

Discount  20%    121,382     137,626    153,870    170,115    186,359

Rates(2)  21%    117,133     132,717    148,300    163,884    179,468

          22%    113,084     128,039    142,995    157,950    172,906

          23%    109,224     123,581    137,939    152,296    166,653

                                            ------------------------------------
                                            Implied Enterprise Value    $151,222
                                            Less: Net Debt (3)          $ 89,669
                                            Implied Equity Value        $ 61,553
                                            Per Share (4)               $   4.30
                                            ====================================

----------
(1) Based on EBITDA multiples from Analysis of Comparable Public Companies and Analysis of Comparable Merger and Acquisition Transactions.
(2) Based on current market conditions and Analysis of Comparable Public Companies.
(3) Reflects net debt (total debt less cash and cash equivalents) as of June 30, 2000.
(4) Based on 14,331,202 diluted shares outstanding as of June 30, 2000 (assumes a stock price of $6.00 for the treasury stock method).

                                  PROJECT OPAL
                Discounted Cash Flow Analysis - Downside Case (1)
                                ($ in thousands)
--------------------------------------------------------------------------------

                                                            Fiscal Year Ending March 31, (2)
                                            ----------------------------------------------------------------
                                              2000E           2001E        2002E        2003E        2004E
                                            ---------       ---------    ---------    ---------    ---------

Revenues                                    $ 331,929       $ 381,718    $ 438,976    $ 504,823    $ 580,546
   Revenue Growth                                                15.0%        15.0%        15.0%       15.0%

EBITDA                                         16,256          20,022       25,270       31,965       40,421
   EBITDA Margin                                  4.9%            5.2%         5.8%         6.3%         7.0%

EBIT                                            1,660           5,726       10,974       17,669       26,125
   Income Tax Rate                               35.0%           35.0%        35.0%        35.0%        35.0%

Cash Sources:
   Earnings Before Interest and After Tax       1,079           3,722        7,133       11,485       16,981
   Depreciation and Amortization Expense       14,596          14,296       14,296       14,296       14,296
                                            ---------       ---------    ---------    ---------    ---------

   Total Cash Sources                          15,675          18,018       21,429       25,781       31,277
                                            ---------       ---------    ---------    ---------    ---------

Cash Uses:
   Capital Expenditures                        11,828          11,160       11,166       11,169       11,169
   Increase in Working Capital                (23,527)(3)       9,967       11,934       11,193       13,680
                                            ---------       ---------    ---------    ---------    ---------

   Total Cash Uses                            (11,699)         21,127       23,100       22,362       24,849
                                            ---------       ---------    ---------    ---------    ---------

Free Cash Flow                              $  27,374         ($3,109)    ($1,671)   $   3,419    $   6,428
                                            =========       =========    =========    =========    =========

----------
(1)   Projections have been provided by the management of Opal.
(2) Fiscal years end March 31 of the following year (i.e. Fiscal Year 2000E ends March 31, 2001).
(3)   Based on pro forma balance sheet as of May 7, 1999.

                                  PROJECT OPAL
               NOL Valuation - United States at Change of Control
                                 ($ in millions)
--------------------------------------------------------------------------------

-----------------------------------------------------------------
NOL
Amount                                             US$ 38.9
Value of Equity at Change of Control               US$ 70.3
NOL expiration                               2007     to     2013
NOL availability in years                               13
30 Year Treasury Bond (09/07/00)                      5.71%
=================================================================

Year                            2000        2001        2002        2003        2004        2005        2006        2007
                              ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Remaining NOL                 US$ 38.9    US$ 34.9    US$ 30.9    US$ 26.9    US$ 22.8    US$ 18.8    US$ 14.8    US$ 10.8
                              ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Amount to reduce net income   US$  4.0    US$  4.0    US$  4.0    US$  4.0    US$  4.0    US$  4.0    US$  4.0    US$  4.0
                              ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Tax rate                          35.0%       35.0%       35.0%       35.0%       35.0%       35.0%       35.0%       35.0%

After tax amount of NOL       US$ 2.61    US$ 2.61    US$ 2.61    US$ 2.61    US$ 2.61    US$ 2.61    US$ 2.61    US$ 2.61
                              =========   =========   =========   =========   =========   =========   =========   =========


Year                            2008       2009        2010         2011         2012         2013
                              ---------  ---------   ---------    ---------    ---------    ---------
Remaining NOL                 US$  6.8   US$  2.8    US$  0.0     US$  0.0     US$  0.0     US$  0.0
                              ---------  ---------   ---------    ---------    ---------    ---------

Amount to reduce net income   US$  4.0   US$  2.8    US$  0.0     US$  0.0     US$  0.0     US$  0.0
                              ---------  ---------   ---------    ---------    ---------    ---------
Tax rate                          35.0%      35.0%       35.0%        35.0%        35.0%        35.0%

After tax amount of NOL       US$ 2.61   US$ 1.79    US$ 0.00     US$ 0.00     US$ 0.00     US$ 0.00
                              =========  =========   =========    =========    =========    =========

------------------------------------------
Discount rate (1)                    24.5%

NPV                       US$       $ 9.4
NPV, per share (2)        US$       $0.65
==========================================

----------
(1) Based on current market conditions and Analysis of Comparable Public Companies.
(2) Based on 14,331,202 diluted shares outstanding as of June 30, 2000 (assumes a stock price of $6.00 for the treasury stock method).

                                  PROJECT OPAL
                          NOL Valuation - United States
                                 ($ in millions)
-------------------------------------------------------------------------------

-----------------------------------------------------------------
NOL
Amount                                             US $17.3
NOL expiration                               2007     to     2019
NOL availability in years                               19
30 Year Treasury Bond (09/07/00)                      5.71%
=================================================================

Year                        2000        2001        2002        2003        2004        2005        2006        2007        2008
                          --------    --------    --------    --------    --------    --------    --------    --------    --------

Remaining NOL             US$ 17.3    US$ 16.3    US$ 15.4    US$ 14.5    US$ 13.7    US$ 12.9    US$ 12.2    US$ 11.5    US$ 10.8
                          --------    --------    --------    --------    --------    --------    --------    --------    --------
Amount to reduce net
  income                   US$ 1.0     US$ 0.9     US$ 0.9     US$ 0.8     US$ 0.8     US$ 0.7     US$ 0.7     US$ 0.7     US$ 0.6
                          --------    --------    --------    --------    --------    --------    --------    --------    --------
Tax rate                      35.0%       35.0%       35.0%       35.0%       35.0%       35.0%       35.0%       35.0%       35.0%

After tax amount of NOL   US$ 0.64    US$ 0.61    US$ 0.57    US$ 0.54    US$ 0.51    US$ 0.48    US$ 0.45    US$ 0.43    US$ 0.40
                          ========    ========    ========    ========    ========    ========    ========    ========    ========

Year                        2009        2010        2011        2012        2013        2014        2015        2016        2017
                          --------    --------    --------    --------    --------    --------    --------    --------    --------
Remaining NOL             US$ 10.2    US$  9.6    US$  9.1    US$  8.5    US$  8.1    US$  7.6    US$  7.2    US$  6.8    US$  6.4
                          --------    --------    --------    --------    --------    --------    --------    --------    --------
Amount to reduce net
  income                   US$ 0.6     US$ 0.5     US$ 0.5     US$ 0.5     US$ 0.5     US$ 0.4     US$ 0.4     US$ 0.4     US$ 0.4
                          --------    --------    --------    --------    --------    --------    --------    --------    --------
Tax rate                      35.0%       35.0%       35.0%       35.0%       35.0%       35.0%       35.0%       35.0%       35.0%

After tax amount of NOL   US$ 0.38    US$ 0.36    US$ 0.34    US$ 0.32    US$ 0.30    US$ 0.28    US$ 0.27    US$ 0.25    US$ 0.24
                          ========    ========    ========    ========    ========    ========    ========    ========    ========

Year                        2018        2019
                          --------    --------
Remaining NOL             US$  6.0    US$  5.7
                          --------    --------
Amount to reduce net
  income                   US$ 0.3     US$ 0.3
                          --------    --------
Tax rate                      35.0%       35.0%

After tax amount of NOL   US$ 0.22    US$ 0.21
                          ========    ========

-----------------------------------------
Discount rate (1)                   24.5%

NPV                   US$          $ 2.1
NPV, per share(2)     US$          $ 0.15
=========================================

----------
(1) Based on current market conditions and Analysis of Comparable Public Companies.
(2) Based on 14,331,202 diluted shares outstanding as of June 30, 2000 (assumes a stock price $6.00 for the treasury stock method).

                                  PROJECT OPAL
                             NOL Valuation - Canada
                                 ($ in millions)
--------------------------------------------------------------------------------

-----------------------------------------------------------------
NOL
Amount                                             CAD 5.1
NOL expiration                               2000     to     2019
NOL availability in years                               19
30 Year treasury Bond (09/07/00)                      5.71%
=================================================================


Year                              2000        2001       2002      2003       2004      2005      2006      2007      2008
                                --------    --------   --------  --------   --------  --------  --------  --------  --------
Remaining NOL                    CAD 5.1     CAD 4.8   CAD 4.6   CAD 4.3    CAD 4.1   CAD 3.8   CAD 3.6   CAD 3.4   CAD 3.2
                                --------    --------   --------  --------   --------  --------  --------  --------  --------

Amount to reduce net income      CAD 0.3     CAD 0.3   CAD 0.3   CAD 0.2    CAD 0.2   CAD 0.2   CAD 0.2   CAD 0.2   CAD 0.2
                                --------    --------   --------  --------   --------  --------  --------  --------  --------
Tax rate                            35.0%      35.0%      35.0%     35.0%      35.0%     35.0%     35.0%     35.0%     35.0%

After tax amount of NOL         CAD 0.19    CAD 0.18   CAD 0.17  CAD 0.16   CAD 0.15  CAD 0.14  CAD 0.13  CAD 0.13  CAD 0.12
                                ========    ========   ========  ========   ========  ========  ========  ========  ========

Year                              2009      2010       2011      2012      2013       2014      2015      2016      2017
                                --------  --------   --------  --------  --------   --------  --------  --------  --------
Remaining NOL                   CAD 3.0   CAD 2.8    CAD 2.7   CAD 2.5   CAD 2.4    CAD 2.3   CAD 2.1   CAD 2.0   CAD 1.9
                                --------  --------   --------  --------  --------   --------  --------  --------  --------

Amount to reduce net income     CAD 0.2   CAD 0.2    CAD 0.2   CAD 0.1   CAD 0.1    CAD 0.1   CAD 0.1   CAD 0.1   CAD 0.1
                                --------  --------   --------  --------  --------   --------  --------  --------  --------
Tax rate                           35.0%     35.0%      35.0%     35.0%     35.0%      35.0%     35.0%     35.0%     35.0%

After tax amount of NOL         CAD 0.11  CAD 0.11   CAD 0.10  CAD 0.09  CAD 0.09   CAD 0.08  CAD 0.08  CAD 0.07  CAD 0.07
                                ========  ========   ========  ========  ========   ========  ========  ========  ========

Year                              2018        2019
                                --------    --------
Remaining NOL                   CAD 1.8     CAD 1.7
                                --------    --------

Amount to reduce net income     CAD 0.1     CAD 0.1
                                --------    --------
Tax rate                           35.0%       35.0%

After tax amount of NOL        CAD 0.07    CAD 0.06
                               =========   =========

--------------------------------------
Discount rate (1)                24.5%

NPV(2)                  US$     $ 0.4
NPV per share.(2,3)     US$     $ 0.03
======================================

----------
(1) Based on current market conditions and Analysis of Comparable Public Companies.
(2) Based on a Canadian exchange rate of 0.675 to the U.S. dollar from Bloomberg as of September 7, 2000.
(3) Based on 14,331,202 diluted shares outstanding as of June 30, 2000 (assumes a stock price of $6.00 for the treasury stock method).

                                  PROJECT OPAL
                             NOL Valuation - Europe
                                 ($ in million)
--------------------------------------------------------------------------------

-----------------------------------------------------------------
NOL
Amount                                             EUR 7.7
NOL expiration                               2007     to     2019
NOL availability in years                               19
30 Year Treasury Bond (09/07/00)                      5.71%
=================================================================

Year                             2000       2001      2002      2003      2004       2005      2006       2007       2008
                               --------   --------  --------  --------  --------   --------  --------   --------   --------
Remaining NOL                  EUR 7.7    EUR 7.3   EUR 6.8   EUR 6.5   EUR 6.1    EUR 5.7   EUR 5.4    EUR 5.1    EUR 4.8
                               --------   --------  --------  --------  --------   --------  --------   --------   --------

Amount to reduce net income    EUR 0.4    EUR 0.4   EUR 0.4   EUR 0.4   EUR 0.3    EUR 0.3   EUR 0.3    EUR 0.3    EUR 0.3
                               --------   --------  --------  --------  --------   --------  --------   --------   --------
Tax rate                          35.0%      35.0%     35.0%     35.0%     35.0%      35.0%      35.0%      35.0%      35.0%

After tax amount of NOL        EUR 0.29   EUR 0.27  EUR 0.25  EUR 0.24  EUR 0.23   EUR 0.21  EUR 0.20   EUR 0.19   EUR 0.18
                               ========   ========  ========  ========  ========   ========  ========   ========   ========

Year                             2009       2010       2011       2012       2013       2014       2015       2016        2017
                               --------   --------   --------   --------   --------   --------   --------   --------    --------
Remaining NOL                  EUR 4.5    EUR 4.3    EUR 4.0    EUR 3.8    EUR 3.6    EUR 3.4    EUR 3.2    EUR 3.0     EUR 2.8
                               --------   --------   --------   --------   --------   --------   --------   --------    --------

Amount to reduce net income    EUR 0.3    EUR 0.2    EUR 0.2    EUR 0.2    EUR 0.2    EUR 0.2    EUR 0.2    EUR 0.2     EUR 0.2
                               --------   --------   --------   --------   --------   --------   --------   --------    --------
Tax rate                          35.0%      35.0%      35.0%      35.0%      35.0%      35.0%      35.0%      35.0%       35.0%

After tax amount of NOL        EUR 0.17   EUR 0.16   EUR 0.15   EUR 0.14   EUR 0.13   EUR 0.13   EUR 0.12   EUR 0.11    EUR 0.11
                               ========   ========   ========   ========   ========   ========   ========   ========    ========

Year                             2018       2019
                              ---------   --------
Remaining NOL                  EUR 2.7    EUR 2.5
                              ---------   --------

Amount to reduce net income    EUR 0.2    EUR 0.1
                              ---------   --------
Tax rate                          35.0%      35.0%

After tax amount of NOL       EUR 0.10    EUR 0.09
                              =========   ========

--------------------------------------
Discount rate(1)                 24.5%

NPV (2)                 US$     $ 0.8
NPV, per share(2,3)     US$     $ 0.06
======================================

----------
(1) Based on current market conditions and Analysis of Comparable Public Companies.
(2) Based on a Euro exchange rate of 0.8786 to the US dollar from Bloomberg as of September 7, 2000
(3) Based on 14,331,202 diluted shares outstanding as of June 30, 2000 (assumes a stock price of $6.00 for the treasury stock method.)

                                  PROJECT OPAL
                              NOL Valuation - Japan
                                 ($ in millions)
--------------------------------------------------------------------------------

-----------------------------------------------------------------
NOL
Amount                                           JPY 178.0
NOL expiration                               2007     to     2019
NOL availability in years                               19
30 Year Tresury Bond (09/07/00)                       5.71%
=================================================================

Year                               2000         2001        2002        2003        2004        2005        2006         2007
                                ----------   ----------  ----------  ----------  ----------  ----------  ----------   ----------

Remaining NOL                   JPY 178.0    JPY 167.9   JPY 158.3   JPY 149.3   JPY 140.7   JPY 132.7   JPY 125.1    JPY 118.0
                                ----------   ----------  ----------  ----------  ----------  ----------  ----------   ----------

Amount to reduce net income     JPY  10.2    JPY   9.6   JPY   9.0   JPY   8.5   JPY   8.0   JPY   7.6   JPY   7.1    JPY   6.7
                                ----------   ----------  ----------  ----------  ----------  ----------  ----------   ----------
Tax rate                             35.0%        35.0%       35.0%       35.0%       35.0%       35.0%       35.0%        35.0%

After tax amount of NOL         JPY   6.61   JPY   6.23  JPY   5.88  JPY   5.54  JPY   5.22  JPY   4.93  JPY   4.64   JPY   4.38
                                ==========   ==========  ==========  ==========  ==========  ==========  ==========   ==========

Year                               2008          2009        2010        2011       2012        2013        2014       2015
                                ----------    ----------  ----------  ---------  ---------   ---------   ---------  ---------
Remaining NOL                   JPY 111.2     JPY 104.9   JPY 98.9    JPY 93.3   JPY 87.9    JPY 82.9    JPY 78.2   JPY 73.7
                                ----------    ----------  ----------  ---------  ---------   ---------   ---------  ---------

Amount to reduce net income     JPY   6.4     JPY   6.0   JPY  5.6    JPY  5.3   JPY  5.0    JPY  4.7    JPY  4.5   JPY  4.2
                                ----------    ----------  ----------  ---------  ---------   ---------   ---------  ---------
Tax rate                             35.0%         35.0%      35.0%       35.0%      35.0%       35.0%       35.0%      35.0%

After tax amount of NOL         JPY   4.13    JPY   3.89  JPY  3.67   JPY  3.46  JPY  3.26   JPY  3.08   JPY  2.90  JPY  2.74
                                ==========    ==========  ==========  =========  =========   =========   =========  =========

Year                               2016       2017       2018       2019
                                ---------  ---------  ---------  ---------
Remaining NOL                   JPY 69.5   JPY 65.5   JPY 61.8   JPY 58.3
                                ---------  ---------  ---------  ---------

Amount to reduce net income     JPY  4.0   JPY  3.7   JPY  3.5   JPY  3.3
                                ---------  ---------  ---------  ---------
Tax rate                            35.0%      35.0%      35.0%      35.0%

After tax amount of NOL         JPY 2.58   JPY 2.43   JPY 2.29   JPY 2.16
                                =========  =========  =========  =========

--------------------------------------
Discount rate(1)                 24.5%

NPV (2)                 US$     $ 0.2
NPV, per share (2,3)    US$     $ 0.01
======================================

----------
(1) Based on current market conditions and Analysis of Comparable Public Companies.
(2) Based on Yen exchange rate of 0.0095 to the U.S. dollar from Bloomberg as of September 7, 2000.
(3) Based on 14,331,202 diluted shares outstanding as of June 30, 2000 (assumes a stock price of $6.00 for the treasury stock method.)

                                  PROJECT OPAL
         Analysis of Premiums Paid in Selected Minority Investments (1)
             Transactions Announced from January 1, 1997 to Present
--------------------------------------------------------------------------------


Date        Date
Announced   Effective   Target Name                                           Target Business Description
---------   ---------   -----------                                           ---------------------------
01/27/97    05/30/97    Revco DS Inc                                          Own, operate drug store
02/26/97    07/02/97    Petrolite Corp                                        Manufacture fuel additives, waxes
03/11/97    04/15/97    TPC Corp                                              Pvd gas transmission services
04/08/97    06/12/97    Premiere Radio Networks Inc                           Own, op radio bdcstg stations
04/21/97    05/28/97    Goulds Pumps Inc                                      Manufacture centrifugal pumps
05/06/97    01/05/98    Physicians Health Services Inc                        Own and operate HMO's
06/19/97    08/15/97    Advanced Logic Research Inc                           Manufacture microcomputer systems
06/20/97    06/20/97    Hugoton Energy Corp                                   Oil and gas exploration, production
07/02/97    09/23/97    American Filtrona Corp                                Manufacture bonded fiber
09/26/97    09/26/97    Laclade Steel Co                                      Own, operate steel moth
09/29/97    10/13/97    Metricom Inc                                          Manufacture wireless common products
10/01/97    09/14/98    MCI Communications Corp                               Pvd telecommunication services
10/09/97    12/23/97    Melamine Chemicals Inc                                Manufacture melamine crystal
10/27/97    02/10/98    HomeSide Inc                                          Mortgage bank
11/17/97    03/10/98    Shared Technologies Fairchild Inc                     Manufacture telecommunications equip
11/21/97    01/28/98    BDM International Inc                                 Pvd comp info technology services
12/12/97    02/13/98    Impact Systems Inc                                    Paper production control systems
01/08/98    07/23/98    Teleport Communications Group Inc                     Pvd telecommunication services
01/15/98    06/11/98    OHM Coop                                              Operate hazardous matte sites
02/20/98    04/03/98    Brylane Inc                                           Own, op mail-order house
03/23/98    07/28/98    Bristol Hotel Co                                      Own operate hotels
03/27/98    03/27/98    Grand Prix Association Of Long Beach Inc              Own, op motorsport facilities
04/20/98    09/15/98    Atria Communities Inc (Vencor Inc)                    Provide residential care services
05/04/98    06/29/98    Union Tam Petroleum Holdings Inc                      Oil and gas exploration, prodn
06/16/98    06/16/98    Whittaker Corp                                        Manufacture pharmaceuticals
08/27/98    07/14/99    Capstar Broadcasting Corp                             Own and operate radio stations
09/21/98    09/21/98    China Pacific Inc                                     Real estate development firm
10/22/98    03/31/99    Essex International Inc                               Manufacture, whl electrical wire prods
11/10/98    12/07/99    Planet Hollywood International Inc                    Own & operate restaurants
03/26/99    03/26/99    LXR Biotechnology Inc                                 Pvd coml physical rsch services
03/29/99    03/29/99    Bluegreen Corp                                        Real estate development firm
03/30/99    03/30/99    Microfield Graphic Inc                                Manufacture computer peripherals
04/19/99    05/27/99    Qwest Communications International Inc                Pvd telephone commun services
06/28/99    10/25/99    Zenith National Insurance Corp                        Issuance company
10/04/99    10/04/99    Williams Industries Inc                               Construct and mnfr steel prod
11/29/99    11/29/99    Shorewood Packaging Corp                              Manufacture paperboard packaging prod
02/11/00    06/20/00    Cornerstone Properties Inc                            Real estate investment trust
03/14/00    06/20/00    Howmet International Inc (Cordant Technologies Inc)   Manufacture investment engine parts


Date        Date
Announced   Effective   Target Name                                           Acquiror Name
---------   ---------   -----------                                           -------------
01/27/97    05/30/97    Revco DS Inc                                          CVS Corp
02/26/97    07/02/97    Petrolite Corp                                        Baker Hughes Inc
03/11/97    04/15/97    TPC Corp                                              PacifiCorp Holdings Inc (PacifiCorp)
04/08/97    06/12/97    Premiere Radio Networks Inc                           Jacor Communications Inc
04/21/97    05/28/97    Goulds Pumps Inc                                      ITT Industries Inc
05/06/97    01/05/98    Physicians Health Services Inc                        Foundation Health Systems Inc
06/19/97    08/15/97    Advanced Logic Research Inc                           Gateway 2000 Inc
06/20/97    06/20/97    Hugoton Energy Corp                                   Belco Oil & Gas Corp
07/02/97    09/23/97    American Filtrona Corp                                Bunzl PLC
09/26/97    09/26/97    Laclade Steel Co                                      Birmingham Steel Corp
09/29/97    10/13/97    Metricom Inc                                          Vulcan Ventures Inc
10/01/97    09/14/98    MCI Communications Corp                               WorldCom Inc
10/09/97    12/23/97    Melamine Chemicals Inc                                Borden Chemical Inc
10/27/97    02/10/98    HomeSide Inc                                          National Australia Bank Ltd
11/17/97    03/10/98    Shared Technologies Fairchild Inc                     Intermedia Communications Inc
11/21/97    01/28/98    BDM International Inc                                 TRW Inc
12/12/97    02/13/98    Impact Systems Inc                                    Voith Sulzer Paper Technology North America Inc
01/08/98    07/23/98    Teleport Communications Group Inc                     AT&T Corp
01/15/98    06/11/98    OHM Coop                                              International Technology Corp
02/20/98    04/03/98    Brylane Inc                                           Redoute-Catalogue SA
03/23/98    07/28/98    Bristol Hotel Co                                      Felcor Lodging Trust Inc
03/27/98    03/27/98    Grand Prix Association Of Long Beach Inc              Dover Downs Entertainment Inc
04/20/98    09/15/98    Atria Communities Inc (Vencor Inc)                    Kapson Senior Quarters Corp
05/04/98    06/29/98    Union Tam Petroleum Holdings Inc                      Atlantic Richfield Co (ARCO)
06/16/98    06/16/98    Whittaker Corp                                        Canpartners Investments IV
08/27/98    07/14/99    Capstar Broadcasting Corp                             Chancellor Media Corp
09/21/98    09/21/98    China Pacific Inc                                     Great China Industries Ltd
10/22/98    03/31/99    Essex International Inc                               Superior Telecom Inc
11/10/98    12/07/99    Planet Hollywood International Inc                    Kingdom Planet Hollywood Ltd
03/26/99    03/26/99    LXR Biotechnology Inc                                 Grace Brothers Ltd
03/29/99    03/29/99    Bluegreen Corp                                        Morgan Stanley Real Estate Fund III
03/30/99    03/30/99    Microfield Graphic Inc                                Steelcase Inc
04/19/99    05/27/99    Qwest Communications International Inc                BellSouth Corp
06/28/99    10/25/99    Zenith National Insurance Corp                        Fairfax Financial Holdings Ltd
10/04/99    10/04/99    Williams Industries Inc                               Kravata of Virginia Inc
11/29/99    11/29/99    Shorewood Packaging Corp                              Chesapeake Corp
02/11/00    06/20/00    Cornerstone Properties Inc                            Equity Office Properties Trust
03/14/00    06/20/00    Howmet International Inc (Cordant Technologies Inc)   Alcoa Inc

                                                                                                                         % of
Date        Date                                                                                                        Shares
Announced   Effective   Target Name                                           Acquiror Business Description            Acquired
---------   ---------   -----------                                           -----------------------------            --------
01/27/97    05/30/97    Revco DS Inc                                          Own and operate drug stores                  19.0
02/26/97    07/02/97    Petrolite Corp                                        Manufacture oil, gas field machinery         47.0
03/11/97    04/15/97    TPC Corp                                              Pvd telephone commun services                22.5
04/08/97    06/12/97    Premiere Radio Networks Inc                           Own, op radio bdcstg stations                36.4
04/21/97    05/28/97    Goulds Pumps Inc                                      Manufacture brakes and chassis sys           10.0
05/06/97    01/05/98    Physicians Health Services Inc                        Own, op HMO's holding company                27.0
06/19/97    08/15/97    Advanced Logic Research Inc                           Manufacture personal computers               42.0
06/20/97    06/20/97    Hugoton Energy Corp                                   Oil and gas exploration, prodn               14.9
07/02/97    09/23/97    American Filtrona Corp                                Manufacture, whl paper, plastic prod         25.8
09/26/97    09/26/97    Laclade Steel Co                                      Manufacture steel, steel prod                48.1
09/29/97    10/13/97    Metricom Inc                                          Investment firm                              23.4
10/01/97    09/14/98    MCI Communications Corp                               Pvd telecommunication services               19.7
10/09/97    12/23/97    Melamine Chemicals Inc                                Manufacture formaldehyde, resins             23.4
10/27/97    02/10/98    HomeSide Inc                                          Bank, insurance co                           26.0
11/17/97    03/10/98    Shared Technologies Fairchild Inc                     Pvd telecommunications services              23.3
11/21/97    01/28/98    BDM International Inc                                 Elect equip, credit reporting                25.8
12/12/97    02/13/98    Impact Systems Inc                                    Provide paper tech dvlp services             23.0
01/08/98    07/23/98    Teleport Communications Group Inc                     Own, op telecommunications sys               28.5
01/15/98    06/11/98    OHM Coop                                              Pvd pollution engineering services           35.0
02/20/98    04/03/98    Brylane Inc                                           Provide mail order services                  47.5
03/23/98    07/28/98    Bristol Hotel Co                                      Real estate investment trust                 30.0
03/27/98    03/27/98    Grand Prix Association Of Long Beach Inc              Own. op race track, casinos                  14.6
04/20/98    09/15/98    Atria Communities Inc (Vencor Inc)                    Provide residential care services            37.6
05/04/98    06/29/98    Union Tam Petroleum Holdings Inc                      Oil and gas exploration, production          25.6
06/16/98    06/16/98    Whittaker Corp                                        Investor group                               17.6
08/27/98    07/14/99    Capstar Broadcasting Corp                             Own, op radio broadcasting sum               25.0
09/21/98    09/21/98    China Pacific Inc                                     Manufacture steel products                   36.2
10/22/98    03/31/99    Essex International Inc                               Manufacture copper wire/cable prod           48.0
11/10/98    12/07/99    Planet Hollywood International Inc                    Own, operate restaurants                     14.2
03/26/99    03/26/99    LXR Biotechnology Inc                                 Securities brokerage firm                    21.0
03/29/99    03/29/99    Bluegreen Corp                                        Pvd fund mgmt, fin advisory svc              17.3
03/30/99    03/30/99    Microfield Graphic Inc                                Manufacture office furniture, hardwar        21.6
04/19/99    05/27/99    Qwest Communications International Inc                Pvd telecommunication services               20.0
06/28/99    10/25/99    Zenith National Insurance Corp                        Insurance company                            38.4
10/04/99    10/04/99    Williams Industries Inc                               Investment company                           17.3
11/29/99    11/29/99    Shorewood Packaging Corp                              Manufacture paper and pulp products          14.9
02/11/00    06/20/00    Cornerstone Properties Inc                            Real estate investment trust                 30.0
03/14/00    06/20/00    Howmet International Inc (Cordant Technologies Inc)   Manufacture, whl aluminum products           15.4

                                                                              % Premium Prior to Announcement
Date        Date                                                              -------------------------------
Announced   Effective   Target Name                                           1 day       1 week      4 weeks
---------   ---------   -----------                                           -----       ------      -------
01/27/97    05/30/97    Revco DS Inc                                            7.6%        11.5%        17.7%
02/26/97    07/02/97    Petrolite Corp                                         62.7         83.5         78.1
03/11/97    04/15/97    TPC Corp                                               52.2         65.0         55.5
04/08/97    06/12/97    Premiere Radio Networks Inc                            17.4         19.2         19.2
04/21/97    05/28/97    Goulds Pumps Inc                                       61.7         57.4         60.9
05/06/97    01/05/98    Physicians Health Services Inc                         23.5         27.0         51.7
06/19/97    08/15/97    Advanced Logic Research Inc                            29.2         30.3         34.8
06/20/97    06/20/97    Hugoton Energy Corp                                    (9.7)        (2.3)       (11.6)
07/02/97    09/23/97    American Filtrona Corp                                  8.8          2.2          3.4
09/26/97    09/26/97    Laclade Steel Co                                      106.5        106.5        106.5
09/29/97    10/13/97    Metricom Inc                                           (4.9)        (4.1)        16.6
10/01/97    09/14/98    MCI Communications Corp                               103.0        101.0         94.3
10/09/97    12/23/97    Melamine Chemicals Inc                                 70.8         72.6         70.8
10/27/97    02/10/98    HomeSide Inc                                           14.7         12.1          7.3
11/17/97    03/10/98    Shared Technologies Fairchild Inc                      66.7        106.9        163.7
11/21/97    01/28/98    BDM International Inc                                  31.1         43.5         38.0
12/12/97    02/13/98    Impact Systems Inc                                     57.1         49.2         44.3
01/08/98    07/23/98    Teleport Communications Group Inc                      (2.4)         1.7         17.0
01/15/98    06/11/98    OHM Coop                                               24.2         45.1          0.0
02/20/98    04/03/98    Brylane Inc                                             0.0         (1.9)         4.2
03/23/98    07/28/98    Bristol Hotel Co                                      (11.1)        (5.9)        (0.9)
03/27/98    03/27/98    Grand Prix Association Of Long Beach Inc               (5.3)         3.3          2.9
04/20/98    09/15/98    Atria Communities Inc (Vencor Inc)                      2.5          7.3         (0.3)
05/04/98    06/29/98    Union Tam Petroleum Holdings Inc                       41.5         46.8         36.5
06/16/98    06/16/98    Whittaker Corp                                         (7.7)        (9.0)       (19.3)
08/27/98    07/14/99    Capstar Broadcasting Corp                              (6.1)        (3.8)       (17.8)
09/21/98    09/21/98    China Pacific Inc                                     (19.7)       (36.9)       (26.4)
10/22/98    03/31/99    Essex International Inc                                38.0        106.5*        69.5
11/10/98    12/07/99    Planet Hollywood International Inc                     12.5         12.5         35.8
03/26/99    03/26/99    LXR Biotechnology Inc                                  14.3          6.7          6.7
03/29/99    03/29/99    Bluegreen Corp                                         51.1         38.8         32.0
03/30/99    03/30/99    Microfield Graphic Inc                                 35.8         16.1         20.0
04/19/99    05/27/99    Qwest Communications International Inc                (42.4)*      (48.0)       (33.5)
06/28/99    10/25/99    Zenith National Insurance Corp                         12.8         13.1         23.1
10/04/99    10/04/99    Williams Industries Inc                               (17.2)       (14.3)       (20.0)
11/29/99    11/29/99    Shorewood Packaging Corp                               22.1         27.8         32.1
02/11/00    06/20/00    Cornerstone Properties Inc                             21.3         21.8         16.4
03/14/00    06/20/00    Howmet International Inc (Cordant Technologies Inc)    13.5         12.8         14.3

                        --------------------------------------------------------------------------------------
                        AVERAGE                                                24.8%        24.7%        27.5%
                        MEDIAN                                                 16.1         14.6         18.5
                        ======================================================================================

----------
* - Excluded from average
Source: SDC as of September 9, 2000
(1) Excludes transactions by Investor groups and shares acquired which equals less than 10%.

                         VI. MergerStat Review Premiums

                                  PROJECT OPAL
               Summary of Recent Mergers and Acquisition Activity
                              (dollars in millions)

                                  1992      1993       1994       1995       1996        1997        1998         1999       AVERAGE
                                -------   --------   --------   --------   --------    --------   ----------   ----------    -------

All Industries:
---------------
Total Numberof Net Acquisition
  Announcements                   2,574      2,663      2,997      3,510      5,848       7,800        7,809        9,278
Total Dollar Value Paid [1]     $96,688   $176,400   $226,671   $356,016   $494,962    $657,063   $1,191,861   $1,425,885

Average Premium Paid Over
  Market [2]                       41.0%      38.7%      41.9%      44.7%      36.6%       35.7%        40.7%        43.3%    40.3%
Median Premium Paid Over
  Market [2]                       34.7%      33.0%      35.0%      29.2%      27.3%       27.5%        30.1%        34.6%    31.4%
Average Price/Earnings
  Ratio Paid                       22.7 x     24.4 x     24.5 x     23.8 x     26.2 x      27.4 x       25.1 x       24.3 x   24.8 x
Median Price/Earnings
  Ratio Paid                       18.1 x     20.0 x     20.2 x     19.1 x     20.3 x      22.9 x       20.6 x       20.5 x   20.2 x
                                                                                                                              ------

---------------
[1] Includes only transactions with a publicly disclosed purchase price. All statistics are based on the stock closing price one day prior to announcement.
[2] Premium calculations are based on the seller's closing market price five business days before the initial annoucement and exclude negative premiums.

Source: Mergerstat Review

                                  PROJECT OPAL
                      Distribution of M&A Premiums Offered
                                   1990 - 1999

                              Over 20%         Over 40%        Over 60%              Over 80%
Year       Under 20%         Through 40%      Through 60%     Through 80%          Through 100%       Over 100%          TOTAL
----       ---------         -----------      -----------     -----------          ------------       ---------          -----
1990      61     34.9%       44    25.1%       34   19.4%      14      8.0%        7       4.0%      15     8.6%      175    100.0%
1991      50     36.5%       42    30.7%       28   20.4%       7      5.1%        4       2.9%       6     4.4%      137    100.0%
1992      42     29.6%       42    29.6%       21   14.8%      19     13.4%       14       9.9%       4     2.8%      142    100.0%
1993      47     27.2%       63    36.4%       34   19.7%      14      8.1%        9       5.2%       6     3.5%      173    100.0%
1994      66     25.4%       89    34.2%       52   20.0%      28     10.8%        7       2.7%      18     6.9%      260    100.0%
1995     106     32.7%      108    33.3%       55   17.0%      22      6.8%        6       1.9%      27     8.3%      324    100.0%
1996     136     35.7%      117    30.7%       70   18.4%      34      8.9%       10       2.6%      14     3.7%      381    100.0%
1997     171     35.1%      169    34.7%       84   17.2%      35      7.2%       15       3.1%      13     2.7%      487    100.0%
1998     175     34.2%      156    30.5%       83   16.2%      46      9.0%       17       3.3%      35     6.8%      512    100.0%
1999     179     24.8%      251    34.7%      147   20.3%      74     10.2%       26       3.6%      46     6.4%      723    100.0%

                     Distribution of M&A P/E Ratios Offered
                                   1992 - 1997

                             Over 8.5x        Over 10.5x       Over 13.0x          Over 17.0x
Year       Under 8.5x       Through 10.5x    Through 13.0x    Through 17.0x       Through 25.0x      Over 25.0x         TOTAL
----       ----------       -------------    -------------    -------------       -------------      ----------         -----
1992      10      9.6%        2     1.9%       17   16.3%      16     15.4%       26      25.0%      33    31.7%      104    100.0%
1993       5      3.9%        5     3.9%        6    4.7%      27     21.3%       41      32.3%      43    33.9%      127    100.0%
1994      10      5.0%       12     5.9%       16    7.9%      39     19.3%       48      23.8%      77    38.1%      202    100.0%
1995      14      5.5%       14     5.5%       29   11.4%      45     17.6%       68      26.7%      85    33.3%      255    100.0%
1996      29      8.1%       16     4.5%       24    6.7%      60     16.8%       96      26.9%     132    37.0%      357    100.0%
1997      45      8.5%       17     3.2%       29    5.5%      54     10.2%      153      28.8%     233    43.9%      531    100.0%
1998      83     12.1%       40     5.8%       54    7.8%      76     11.0%      170      24.7%     265    38.5%      688    100.0%
1999      78     10.6%       30     4.1%       56    7.6%     109     14.7%      214      29.0%     252    34.1%      739    100.0%

Source: Mergerstat Review

                                  PROJECT OPAL
                M&A Premiums and P/E Ratios Offered by Deal Size
                                   1992 - 1999

1. Median Percent Premium Offered

Purchase Price:                 1992   (Base)        1993   (Base)        1994   (Base)        1995  (Base)       1996  (Base)
---------------                 -------------       --------------       ---------------      -------------      -------------
$25.0 million or less           33.3%    (35)        32.3%    (38)        42.9%     (45)      42.9%    (53)      32.2%    (39)
$25.0 through $50.0 million     21.6%    (30)        36.7%    (28)        33.9%     (36)      24.4%    (53)      26.4%    (56)
$50.0 through $100.0 million    32.3%    (22)        31.5%    (31)        27.8%     (53)      35.4%    (44)      27.3%    (68)
$l00.0 million or more          39.0%    (55)        32.0%    (76)        35.8%    (126)      29.9%   (174)      26.6%   (218)

Cash Consideration              29.6%    (35)        32.5%    (46)        36.8%     (59)      28.4%    (91)      26.7%   (115)

Purchase Price:                 1997   (Base)        1998   (Base)        1999    (Base)
---------------                 -------------       --------------       ---------------
$25.0 million or less           36.9%    (52)        39.8%    (55)        35.5%     (86)
$25.0 through $50.0 million     22.4%    (40)        34.7%    (54)        33.0%     (74)
$50.0 through $100.0 million    26.6%    (63)        38.5%    (79)        34.9%    (106)
$l00.0 million or more          27.6%   (332)        27.5%   (323)        34.3%    (456)

Cash Consideration              25.8%   (191)        30.1%    213         33.4%     380

II. Median P/E Ratio Offered

Purchase Price:                 1992   (Base)        1993   (Base)        1994   (Base)        1995  (Base)       1996  (Base)
---------------                 -------------       --------------       ---------------      -------------      -------------
$25.0 million or less           15.5     (29)       17.6      (17)       17.5      (23)       17.0     (31)      16.2     (64)
$25.0 through $500 million      18.4     (22)       20.3      (18)       20.3      (27)       14.8     (33)      20.3     (53)
$30.0 through $100.0 million    21.1     (17)       18.1      (26)       17.1      (42)       19.2     (38)      20.5     (54)
$l00.O million or more          23.2     (36)       24.2      (66)       21.8     (110)       21.1    (153)      21.3    (186)

Cash Consideration              17.4     (27)       19.9      (32)       23.3      (38)       18.0     (68)      21.1    (106)
Public Companies                18.1     (89)       19.7     (113)       19.8     (184)       19.4    (239)      21.7    (288)

Purchase Price:                 1997   (Base)        1998   (Base)        1999    (Base)
---------------                 -------------       --------------       ---------------
$25.0 million or less           15.9     (99)       12.6     (193)       14.9      (154)
$25.0 through $500 million      18.7     (48)       20.2      (88)       19.4       (91)
$30.0 through $100.0 million    22.7     (69)       22.3      (95)       20.5      (104)
$l00.O million or more          25.2    (315)       24.2     (312)       21.9      (390)

Cash Consideration              21.0    (183)       17.5      227        20.1       336
Public Companies                25.0    (389)       24.0      362        21.7       434

Source: Mergerstat Review

                                    APPENDIX

                       I. Stock Price and Volume History

                                  PROJECT OPAL
                               Trading Statistics
                Daily from September 7, 1999 to September 7, 2000

     ----------------------------------------------------------------------
     Average Closing Price:                Average Daily Volume:
     ----------------------                ---------------------

     One Year                 $3.44        One Year                  19,289
     90 Days                   3.29        90 Days                   15,170
     60 Days                   3.20        60 Days                   17,895
     30 Days                   3.27        30 Days                   27,500
     5 Days                    4.53        5 Days                   124,980

     High Close  (09/07/00)    4.94        High Volume  (09/01/00)  465,500
     Low Close   (12/29/99)    2.69        Low Volume   (07/25/00)      500
     ----------------------------------------------------------------------

    Date              High               Low              Close          Volume
-----------          -----              -----             -----         --------

07-Sep-2000          $5.00              $4.69             $4.94           39,300
06-Sep-2000           4.94               4.69              4.81           22,400
05-Sep-2000           4.94               4.63              4.94           67,800
01-Sep-2000           5.13               3.06              4.94          465,500
31-Aug-2000           3.06               2.88              3.00           29,900
30-Aug-2000           3.00               2.94              3.00            4,500
29-Aug-2000           3.06               2.94              3.00           11,300
28-Aug-2000           3.06               2.88              2.94           13,200
25-Aug-2000           3.00               2.75              3.00            4,100
24-Aug-2000           3.00               2.94              3.00            2,600
23-Aug-2000           3.00               2.81              3.00           12,300
22-Aug-2000           3.00               2.94              3.00           25,600
21-Aug-2000           3.06               2.94              3.00           10,200
18-Aug-2000           3.00               2.81              3.00           12,100

    Date              High               Low              Close          Volume
-----------          -----              -----             -----         --------
17-Aug-2000          $3.00              $2.88             $3.00            5,100
16-Aug-2000           3.00               2.88              3.00            2,200
15-Aug-2000           3.00               2.88              3.00            1,400
14-Aug-2000           3.00               2.88              3.00            9,500
11-Aug-2000           3.00               2.94              3.00            7,600
10-Aug-2000           3.00               3.00              3.00            2,000
09-Aug-2000           3.06               3.00              3.00            1,200
08-Aug-2000           3.00               3.00              3.00              700
07-Aug-2000           3.19               3.00              3.00            8,600
04-Aug-2000           3.06               2.94              3.06            8,900
03-Aug-2000           3.00               2.94              3.00           17,600
02-Aug-2000           3.06               3.00              3.06            2,900
01-Aug-2000           3.06               3.00              3.00           21,500
31-Jul-2000           3.13               3.00              3.06           17,200
28-Jul-2000           3.13               3.13              3.13            2,000
27-Jul-2000           3.25               3.13              3.19           13,800
26-Jul-2000           3.31               3.13              3.25            9,500
25-Jul-2000           3.38               3.38              3.38              500
24-Jul-2000           3.38               3.25              3.25            4,700
21-Jul-2000           3.31               3.00              3.31           12,200
20-Jul-2000           3.25               3.19              3.19            3,300
19-Jul-2000           3.25               3.19              3.19           31,000
18-Jul-2000           3.06               3.00              3.06           16,100
17-Jul-2000           3.13               3.00              3.00            6,200
14-Jul-2000           3.13               3.00              3.13            4,900
13-Jul-2000           3.06               2.88              3.00           18,300
12-Jul-2000           3.19               3.00              3.06           10,600
11-Jul-2000           3.06               3.00              3.06           19,800
10-Jul-2000           3.06               3.00              3.00            3,600
07-Jul-2000           3.06               3.00              3.00            4,500
06-Jul-2000           3.06               3.06              3.06              700
05-Jul-2000           3.13               3.06              3.13            3,100
03-Jul-2000           3.13               3.13              3.13              500
30-Jun-2000           3.25               3.13              3.13            1,300
29-Jun-2000           3.25               3.13              3.13            3,300
28-Jun-2000           3.25               3.13              3.13           16,000
27-Jun-2000           3.00               3.00              3.00            5,100
26-Jun-2000           3.13               3.13              3.13            4,800

    Date              High               Low              Close          Volume
-----------          -----              -----             -----         --------
23-Jun-2000          $3.19              $3.06             $3.13            6,000
22-Jun-2000           3.19               3.06              3.06            9,100
21-Jun-2000           3.19               3.06              3.13            3,600
20-Jun-2000           3.25               3.13              3.25            2,100
19-Jun-2000           3.38               3.06              3.06            6,800
16-Jun-2000           3.38               3.19              3.25           11,700
15-Jun-2000           3.25               3.06              3.13           18,600
14-Jun-2000           3.19               3.06              3.19            2,800
13-Jun-2000           3.38               3.13              3.13            7,900
12-Jun-2000           3.38               3.19              3.38           12,500
09-Jun-2000           3.13               3.06              3.06            2,600
08-Jun-2000           3.13               3.13              3.13            8,700
07-Jun-2000           3.13               3.06              3.13            9,300
06-Jun-2000           3.38               3.06              3.25           10,700
05-Jun-2000           3.25               3.00              3.19           23,100
02-Jun-2000           3.38               3.00              3.13            7,900
01-Jun-2000           3.25               3.00              3.13            6,600
3l-May-2000           3.38               3.25              3.31            2,500
30-May-2000           3.38               3.25              3.25            3,300
26-May-2000           3.31               3.19              3.31            5,400
25-May-2000           3.25               3.13              3.25            8,700
24-May-2000           3.38               3.19              3.19            4,000
23-May-2000           3.44               3.25              3.44           26,700
22-May-2000           3.38               3.25              3.38           12,900
19-May-2000           3.63               3.38              3.38           16,000
18-May-2000           3.50               3.44              3.50           10,300
17-May-2000           3.56               3.50              3.50            2,000
16-May-2000           3.63               3.56              3.56            7,100
15-May-2000           3.75               3.50              3.63           14,700
12-May-2000           3.88               3.63              3.63           16,400
11-May-2000           3.94               3.88              3.88              600
10-May-2000           3.81               3.75              3.81              500
09-May-2000           3.94               3.75              3.88            2,700
08-May-2000           3.94               3.75              3.88            3,900
05-May-2000           3.94               3.69              3.81           12,800
04-May-2000           3.88               3.56              3.69           19,700
03-May-2000           3.75               3.63              3.75            7,400
02-May-2000           3.94               3.81              3.81           19,900

    Date              High               Low              Close          Volume
-----------          -----              -----             -----         --------
01-May-2000          $4.00              $3.81             $3.81           10,000
28-Apr-2000           4.06               3.88              3.88           27,400
27-Apr-2000           4.00               3.13              3.94           54,600
26-Apr-2000           3.38               3.19              3.25           19,200
25-Apr-2000           3.56               3.13              3.31           82,200
24-Apr-2000           3.69               3.50              3.50           10,600
20-Apr-2000           3.75               3.63              3.75            8,300
19-Apr-2000           3.81               3.75              3.75            3,700
18-Apr-2000           3.94               3.75              3.81           19,000
17-Apr-2000           3.75               3.63              3.69           31,500
14-Apr-2000           3.88               3.63              3.63           29,000
13-Apr-2000           3.81               3.75              3.75           23,600
12-Apr-2000           3.94               3.75              3.88           10,900
11-Apr-2000           3.94               3.75              3.94            9,900
10-Apr-2000           4.06               3.75              3.88           34,300
07-Apr-2000           4.19               3.75              4.00           37,400
06-Apr-2000           3.88               3.63              3.63           12,000
05-Apr-2000           3.75               3.69              3.69            6,000
04-Apr-2000           3.94               3.69              3.69           48,300
03-Apr-2000           3.94               3.75              3.75           16,900
31-Mar-2000           3.88               3.81              3.88           15,100
30-Mar-2000           3.81               3.56              3.75           12,900
29-Mar-2000           3.63               3.56              3.63            3,700
28-Mar-2000           3.69               3.63              3.69           18,400
27-Mar-2000           3.88               3.63              3.63            8,800
24-Mar-2000           3.75               3.50              3.69           16,300
23-Mar-2000           3.75               3.56              3.75           24,800
22-Mar-2000           3.81               3.56              3.56           17,000
21-Mar-2000           3.81               3.69              3.81            1,500
20-Mar-2000           3.94               3.75              3.81            8,000
17-Mar-2000           3.75               3.63              3.75            5,900
16-Mar-2000           3.81               3.56              3.81            7,400
15-Mar-2000           3.69               3.38              3.63           13,500
14-Mar-2000           3.94               3.56              3.75           23,500
13-Mar-2000           3.81               3.56              3.81           12,600
10-Mar-2000           4.00               3.69              3.69           24,400
09-Mar-2000           3.88               3.63              3.75           12,800
08-Mar-2000           4.00               3.81              3.94            9,000

    Date              High               Low              Close          Volume
-----------          -----              -----             -----         --------
07-Mar-2000          $3.94              $3.88             $3.94            6,000
06-Mar-2000           4.13               4.00              4.00            8,900
03-Mar-2000           4.25               4.00              4.13           24,700
02-Mar-2000           4.25               3.88              4.00           27,100
0l-Mar-2000           4.19               3.81              4.00           52,200
29-Feb-2000           3.81               3.69              3.69            9,300
28-Feb-2000           3.81               3.69              3.69            5,300
25-Feb-2000           3.81               3.69              3.81           26,500
24-Feb-2000           4.00               3.81              3.81           29,800
23-Feb-2000           4.25               4.00              4.06           13,200
22-Feb-2000           4.50               4.13              4.25           58,800
18-Feb-2000           4.38               4.00              4.00           60,300
17-Feb-2000           4.31               4.13              4.31           49,700
16-Feb-2000           4.25               3.94              4.19           48,300
15-Feb-2000           3.94               3.50              3.75           59,700
14-Feb-2000           3.63               3.38              3.50           23,600
11-Feb-2000           3.44               3.38              3.38           11,100
10-Feb-2000           3.50               3.38              3.44            2,000
09-Feb-2000           3.50               3.38              3.38           21,400
08-Feb-2000           3.44               3.38              3.38            8,300
07-Feb-2000           3.50               3.31              3.44            6,500
04-Feb-2000           3.50               3.31              3.44           11,700
03-Feb-2000           3.50               3.38              3.44            8,300
02-Feb-2000           3.44               3.31              3.38            8,300
01-Feb-2000           3.56               3.38              3.38            5,300
31-Jan-2000           3.50               3.31              3.50           14,200
28-Jan-2000           3.56               3.44              3.44           10,200
27-Jan-2000           3.63               3.50              3.50            5,400
26-Jan-2000           3.69               3.50              3.50           13,100
25-Jan-2000           3.56               3.38              3.50           28,500
24-Jan-2000           3.56               3.38              3.44           13,400
21-Jan-2000           3.56               3.31              3.44           19,500
20-Jan-2000           3.63               3.38              3.44           11,300
19-Jan-2000           3.75               3.44              3.56           55,000
18-Jan-2000           3.81               3.63              3.63           25,900
14-Jan-2000           3.75               3.63              3.69           17,700
13-Jan-2000           4.00               3.69              3.75           45,400
12-Jan-2000           4.31               4.00              4.00           18,100

    Date              High               Low              Close          Volume
-----------          -----              -----             -----         --------
11-Jan-2000          $4.38              $4.13             $4.13           26,500
I0-Jan-2000           4.50               4.31              4.31           54,100
07-Jan-2000           4.63               4.25              4.38           68,200
06-Jan-2000           4.69               4.13              4.44          366,600
05-Jan-2000           4.25               2.94              4.00          135,000
04-Jan-2000           2.94               2.75              2.88           10,000
03-Jan-2000           3.06               2.94              3.00           36,100
31-Dec-1999           2.94               2.69              2.88           39,500
30-Dec-1999           2.81               2.69              2.81           27,600
29-Dec-1999           2.75               2.63              2.69           18,600
28-Dec-1999           2.94               2.69              2.75           22,900
27-Dec-1999           2.94               2.75              2.94           13,500
23-Dec-1999           3.00               2.50              3.00           34,400
22-Dec-I999           3.00               2.75              3.00           15,700
21-Dec-1999           3.00               2.81              3.00           17,300
20-Dec-1999           3.00               2.81              3.00            9,700
17-Dec-1999           3.00               2.81              3.00           37,800
16-Dec-1999           3.00               2.81              3.00           19,900
15-Dec-1999           3.00               2.88              3.00           55,500
14-Dec-1999           3.00               2.94              3.00           15,400
13-Dec-1999           3.06               2.94              3.00           22,600
10-Dec-1999           3.06               2.94              3.00           29,900
09-Dec-1999           3.06               2.88              3.06           15,000
08-Dec-1999           3.06               2.81              3.00           82,000
07-Dec-1999           3.13               3.00              3.06            5,700
06-Dec-1999           3.13               2.94              3.00           30,000
03-Dec-1999           3.19               2.94              3.00            3,700
02-Dec-1999           3.19               3.00              3.06            6,400
01-Dec-1999           3.06               2.94              3.00           27,300
30-Nov-I999           3.06               3.00              3.00            5,600
29-Nov-1999           3.13               3.00              3.06           13,100
26-Nov-1999           3.19               3.06              3.19            6,500
24-Nov-1999           3.25               3.19              3.19            5,000
23-Nov-1999           3.25               3.00              3.19           22,100
22-Nov-1999           3.25               3.06              3.06           22,900
19-Nov-1999           3.31               3.13              3.13           28,000
18-Nov-1999           3.38               3.19              3.19           23,400
17-Nov-1999           3.38               3.19              3.19            8,000

    Date             High              Low             Close             Volume
-----------         ------            -----            -----            --------
16-Nov-1999         $3.38             $3.25            $3.25              9,000
15-Nov-1999          3.38              3.19             3.19             22,800
12-Nov-1999          3.31              3.00             3.25             21,300
11-Nov-1999          3.25              3.00             3.00             28,400
10-Nov-1999          3.38              3.13             3.13             15,900
09-Nov-1999          3.38              3.19             3.25              3,600
08-Nov-1999          3.38              3.19             3.25             15,700
05-Nov-1999          3.31              3.19             3.25              3,800
04-Nov-1999          3.31              3.06             3.19             18,600
03-Nov-1999          3.31              3.13             3.13              9,600
02-Nov-1999          3.25              3.13             3.13             13,200
01-Nov-1999          3.31              3.19             3.25              4,800
29-Oct-1999          3.44              3.19             3.25              9,600
28-Oct-1999          3.44              3.38             3.38              1,300
27-Oct-1999          3.44              3.25             3.31             10,200
26-Oct-1999          3.50              3.38             3.50             12,400
25-Oct-1999          3.44              3.44             3.44              3,200
22-Oct-1999          3.56              3.44             3.44              2,900
21-Oct-1999          3.50              3.44             3.44              3,900
20-Oct-1999          3.50              3.44             3.44              6,100
19-Oct-1999          3.69              3.50             3.63             11,400
18-Oct-1999          3.56              3.44             3.56              2,300
15-Oct-1999          3.63              3.38             3.44              6,000
14-Oct-1999          3.63              3.38             3.38             17,300
13-Oct-1999          3.50              3.38             3.50             24,400
12-Oct-1999          3.44              3.38             3.44             11,300
11-Oct-1999          3.38              3.25             3.38             12,600
08-Oct-1999          3.38              3.31             3.31              6,000
07-Oct-1999          3.38              3.25             3.25              5,200
06-Oct-1999          3.38              3.25             3.25              8,900
05-Oct-1999          3.50              3.25             3.25             25,600
04-Oct-1999          3.50              3.44             3.44              3,400
01-Oct-1999          3.50              3.44             3.50             13,200
30-Sep-1999          3.63              3.38             3.50             65,400
29-Sep-1999          3.75              3.63             3.63             28,400
28-Sep-1999          3.75              3.75             3.75              2,600
27-Sep-1999          3.81              3.75             3.75              6,300
24-Sep-1999          3.75              3.69             3.69              1,900

    Date             High              Low             Close             Volume
-----------         ------            -----            -----            --------
23-Sep-1999         $3.81             $3.75            $3.75              5,200
22-Sep-1999          3.88              3.88             3.88              1,000
21-Sep-1999          3.81              3.75             3.75             11,100
20-Sep-1999          3.94              3.88             3.88              2,400
17-Sep-1999          3.94              3.81             3.94             11,400
16-Sep-1999          3.81              3.81             3.81              4,700
15-Sep-1999          3.88              3.81             3.81              3,700
14-Sep-1999          3.88              3.81             3.88              4,800
13-Sep-1999          3.88              3.88             3.88              3,400
10-Sep-1999          4.00              3.88             3.94             31,700
09-Sep-1999          4.00              3.94             4.00              6,200
08-Sep-1999          4.00              3.94             4.00             10,400
07-Sep-1999          4.13              4.00             4.00              7,700

--------------------------------------------------------------------------------
Source: FACTSET

                                  PROJECT OPAL
                               Trading Statistics
               Weekly from September 5, 1997 to September 8, 2000

--------------------------------------------------------------------------------
Average Closing Price:                        Average Weekly Volume:
---------------------                         ---------------------

One Year                 $3.47                One Year                    93,719
90 Weeks                  3.66                90 Weeks                   143,888
60 Weeks                  3.60                60 Weeks                    93,393
30 Weeks                  3.53                30 Weeks                    87,165
5 Weeks                   3.71                5 Weeks                    161,520

High Close (07/16/99)     5.63                High Volume  (05/14/99)    940,200
Low Close  (12/12/97)     2.44                Low Volume   (07/07/00)      8,800
--------------------------------------------------------------------------------

    Date             High              Low             Close             Volume
-----------         ------            -----            -----            --------

08-Sep-2000         $5.00             $4.63            $4.63            178,000
01-Sep-2000          5.13              2.88             4.94            524,400
25-Aug-2000          3.06              2.75             3.00             54,800
18-Aug-2000          3.00              2.81             3.00             30,300
11-Aug-2000          3.19              2.94             3.00             20,100
04-Aug-2000          3.13              2.94             3.06             68,100
28-Jul-2000          3.38              3.13             3.13             30,500
21-Jul-2000          3.31              3.00             3.31             68,800
14-Jul-2000          3.19              2.88             3.13             57,200
07-Jul-2000          3.13              3.00             3.00              8,800
30-Jun-2000          3.25              3.00             3.13             30,500
23-Jun-2000          3.38              3.06             3.13             27,600
16-Jun-2000          3.38              3.06             3.25             53,500
09-Jun-2000          3.38              3.00             3.06             54,400
02-Jun-2000          3.38              3.00             3.13             20,300
26-May-2000          3.44              3.13             3.31             57,700
19-May-2000          3.75              3.38             3.38             50,100

    Date             High              Low             Close             Volume
-----------         ------            -----            -----            --------
12-May-2000         $3.94             $3.63            $3.63             24,100
05-May-2000          4.00              3.56             3.81             69,800
28-Apr-2000          4.06              3.13             3.88            194,000
20-Apr-2000          3.94              3.63             3.75             62,500
14-Apr-2000          4.06              3.63             3.63            107,700
07-Apr-2000          4.19              3.63             4.00            120,600
31-Mar-2000          3.88              3.56             3.88             58,900
24-Mar-2000          3.94              3.50             3.69             67,600
17-Mar-2000          3.94              3.38             3.75             62,900
10-Mar-2000          4.13              3.63             3.69             61,100
03-Mar-2000          4.25              3.69             4.13            118,600
25-Feb-2000          4.50              3.69             3.81            128,300
18-Feb-2000          4.38              3.38             4.00            241,600
11-Feb-2000          3.50              3.31             3.38             49,300
04-Feb-2000          3.56              3.31             3.44             47,800
28-Jan-2000          3.69              3.38             3.44             70,600
21-Jan-2000          3.81              3.31             3.44            111,700
14-Jan-2000          4.50              3.63             3.69            161,800
07-Jan-2000          4.69              2.75             4.38            615,900
31-Dec-1999          2.94              2.63             2.88            122,100
23-Dec-1999          3.00              2.50             3.00             77,100
17-Dec-1999          3.06              2.81             3.00            151,200
10-Dec-1999          3.13              2.81             3.00            162,600
03-Dec-1999          3.19              2.94             3.00             56,100
26-Nov-1999          3.25              3.00             3.19             56,500
19-Nov-1999          3.38              3.13             3.13             91,200
12-Nov-1999          3.38              3.00             3.25             84,900
05-Nov-1999          3.31              3.06             3.25             50,000
29-Oct-1999          3.50              3.19             3.25             36,700
22-Oct-1999          3.69              3.44             3.44             26,600
15-Oct-1999          3.63              3.25             3.44             71,600
08-Oct-1999          3.50              3.25             3.31             49,100
01-Oct-1999          3.81              3.38             3.50            115,900
24-Sep-1999          3.94              3.69             3.69             21,600
17-Sep-1999          3.94              3.81             3.94             28,000
10-Sep-1999          4.13              3.88             3.94             56,000
03-Sep-1999          4.19              3.88             4.06            119,000

    Date             High              Low             Close             Volume
-----------         ------            -----            -----            --------
27-Aug-1999         $4.13             $3.88            $3.94             43,300
20-Aug-1999          4.13              3.88             4.00             30,700
13-Aug-1999          4.19              3.88             4.00             24,900
06-Aug-1999          4.50              3.75             4.00            139,300
30-Jul-1999          5.19              4.38             4.50            108,700
23-Jul-1999          5.75              5.06             5.13            169,700
16-Jul-1999          5.63              5.00             5.63             94,300
09-Jul-1999          5.69              5.31             5.38            162,300
02-Jul-1999          5.63              5.38             5.56            253,400
25-Jun-1999          5.63              5.25             5.56            292,800
18-Jun-1999          5.50              5.25             5.31            270,900
11-Jun-1999          5.94              4.50             5.38            896,000
04-Jun-1999          6.00              4.31             5.38            574,100
28-May-1999          4.50              4.00             4.44            200,600
21-May-1999          4.56              3.75             4.50            424,500
14-May-1999          4.50              3.31             4.06            940,200
07-May-1999          3.44              3.25             3.25            118,300
30-Apr-1999          3.44              3.00             3.31            192,700
23-Apr-1999          3.06              2.88             3.00            210,700
16-Apr-1999          3.06              2.88             3.00            114,700
09-Apr-1999          3.13              2.88             3.00            134,100
01-Apr-1999          3.38              2.63             3.06            301,000
26-Mar-1999          3.69              3.25             3.25             99,600
19-Mar-1999          3.63              3.25             3.50            129,700
12-Mar-1999          4.00              3.63             3.63            144,600
05-Mar-1999          4.00              3.25             4.00            236,300
26-Feb-1999          3.88              3.06             3.75            409,900
19-Feb-1999          3.13              2.81             3.13            132,500
12-Feb-1999          3.19              3.00             3.06            123,200
05-Feb-1999          3.25              3.00             3.13            111,600
29-Jan-1999          4.00              3.13             3.13            205,100
22-Jan-1999          3.56              3.13             3.25            131,300
15-Jan-1999          3.38              3.06             3.13            147,300
08-Jan-1999          3.44              3.06             3.25             97,400
31-Dec-1998          3.31              3.00             3.19            217,200
24-Dec-1998          3.44              3.19             3.25             63,300
18-Dec-1998          3.56              3.25             3.31             61,500

    Date             High              Low             Close             Volume
-----------         ------            -----            -----            --------
11-Dec-1998         $3.94             $3.50            $3.50            121,500
04-Dec-1998          4.25              3.81             3.94            166,200
27-Nov-1998          4.00              3.25             4.00            134,000
20-Nov-1998          3.88              3.50             3.69             71,500
13-Nov-1998          4.06              3.50             3.69             91,800
06-Nov-1998          3.94              3.63             3.75             67,500
30-Oct-1998          4.06              3.25             3.63            155,000
23-Oct-1998          3.50              2.94             3.25             71,500
16-Oct-1998          3.13              2.88             3.13             53,900
09-Oct-1998          4.00              2.81             3.00            188,900
02-Oct-1998          3.94              3.00             3.75            192,400
25-Sep-1998          3.19              2.75             3.00             73,800
18-Sep-1998          3.19              2.88             3.00             95,200
11-Sep-1998          3.44              3.00             3.06             70,000
04-Sep-1998          3.69              2.88             3.19            172,700
28-Aug-1998          4.13              3.25             3.44            198,900
21-Aug-1998          4.25              3.75             4.06            134,800
14-Aug-1998          4.13              3.75             4.00            161,200
07-Aug-1998          4.19              3.63             4.19            125,600
31-Jul-1998          4.44              3.56             4.19            259,300
24-Jul-1998          4.31              3.75             3.81             92,100
17-Jul-1998          4.56              3.38             4.31            331,700
10-Jul-1998          3.56              3.19             3.44             89,700
02-Jul-1998          4.06              3.38             3.38            221,200
26-Jun-1998          4.38              3.88             4.06            139,600
19-Jun-1998          4.50              4.13             4.44             71,400
12-Jun-1998          4.44              4.00             4.19            147,200
05-Jun-1998          4.56              4.00             4.13            194,400
29-May-1998          4.63              4.00             4.44            158,700
22-May-1998          4.56              3.81             4.50            146,900
15-May-1998          4.75              4.19             4.38             95,900
08-May-1998          4.88              4.25             4.75            248,900
01-May-1998          4.63              4.31             4.56            179,400
24-Apr-1998          5.00              4.50             4.63            242,000
17-Apr-1998          4.63              4.19             4.50            128,200
09-Apr-1998          4.50              3.75             4.19            168,000
03-Apr-1998          4.63              4.13             4.44            184,500

    Date             High              Low             Close             Volume
-----------         ------            -----            -----            --------
27-Mar-1998         $5.00             $4.00            $4.50            275,900
20-Mar-1998          5.00              3.63             4.94            467,600
13-Mar-1998          3.81              3.50             3.63            120,900
06-Mar-1998          3.94              3.13             3.75            305,500
27-Feb-1998          3.31              3.06             3.31            111,700
20-Feb-1998          3.31              2.94             3.06            111,200
13-Feb-1998          3.50              3.19             3.31             95,200
06-Feb-1998          3.88              3.13             3.38            173,100
30-Jan-1998          3.88              3.06             3.75            250,700
23-Jan-1998          3.25              3.00             3.13            136,300
16-Jan-1998          2.94              2.69             2.88             93,900
09-Jan-1998          2.88              2.69             2.81            113,600
02-Jan-1998          2.88              2.38             2.69            421,300
26-Dec-1997          3.00              2.69             2.75            167,200
19-Dec-1997          3.13              2.25             3.00            667,600
12-Dec-1997          2.88              2.38             2.44            212,100
05-Dec-1997          3.19              2.63             2.69            168,500
28-Nov-1997          3.19              3.00             3.19            135,400
21-Nov-1997          3.06              2.75             3.00            230,600
14-Nov-1997          3.00              2.69             2.94            171,800
07-Nov-1997          2.94              2.75             2.81            158,800
31-Oct-1997          2.94              2.44             2.94            223,500
24-Oct-1997          3.06              2.81             2.81            143,300
17-Oct-1997          3.13              2.88             3.00            154,900
10-Oct-1997          3.06              2.81             3.00            190,600
03-Oct-1997          3.00              2.75             2.81            138,800
26-Sep-1997          3.00              2.75             2.88            123,000
19-Sep-1997          3.00              2.75             2.94            187,500
12-Sep-1997          3.19              2.50             2.94            365,800
05-Sep-1997          2.94              2.44             2.50            255,700

--------------------------------------------------------------------------------
Source: FACTSET